UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2015

Date of reporting period :	November 1, 2014 — October 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PDMAX

Putnam Absolute Return 700 Fund®

Annual report
10 | 31 | 15

A world of investing.®

Putnam INVESTMENTS

ABSOLUTE RETURN FUNDS are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

Putnam
Absolute Return
700 Fund®
Annual report
10 | 31 | 15

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	12

Your fund’s expenses	15

Terms and definitions	17

Other information for shareholders	18

Important notice regarding Putnam’s privacy policy	19

Trustee approval of management contract	20

Financial statements	25

Federal tax information	96

About the Trustees	97

Officers	99

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default, and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. The fund’s active trading strategy may lose money or not earn a return sufficient to cover associated trading and other costs. Use of leverage through derivatives adds risk by increasing investment exposure. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund may not achieve its goal, and it is not intended to be a complete investment program. The fund’s efforts to produce lower-volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. Under certain market conditions, the fund may accept greater-than-typical volatility to seek its targeted return. Commodities have market, political, regulatory, and natural conditions risks. Investments in small and/or midsize companies may experience greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The stock market has bounced back strongly since the correction in August, and the economy has shown resilience. In fact, the U.S. Federal Reserve, citing recent improvements in employment and wage growth, has placed the possibility of interest-rate hikes firmly on the table.

One of the important takeaways from the recent rally, in our view, is that many investors have a reserve of confidence. Still, these are volatile and unpredictable times. While the Fed downplayed the impact of China’s slowdown on U.S. economic growth, there are a number of risks and opportunities in today’s market, including tepid growth in many overseas markets.

In this changing environment, Putnam’s portfolio managers are persistently working to achieve gains and manage downside risk, relying on a proprietary global research framework to guide their investment decisions. The interview in the following pages provides an overview of your fund’s performance for the reporting period ended October 31, 2015, as well as an outlook for the coming months.

With a new year at hand, it may be time to consult your financial advisor to ensure that your portfolio is aligned with your investment goals, time horizon, and tolerance for risk.

In closing, we would like to recognize Charles Curtis, who recently retired as a Putnam Trustee, for his 14 years of dedicated service. And, as always, thank you for investing with Putnam.

Putnam Absolute Return 700 Fund®

Pursuing positive returns with low volatility

Unlike more traditional funds, Putnam Absolute Return Funds seek positive total returns above the return of U.S. Treasury bills while employing strategies that may produce lower volatility over time. The Putnam Absolute Return 700 Fund can invest in a wide range of securities and provide diversification to a portfolio of more traditional funds.

The fund's management team has experience in absolute return investing over market cycles.

Featured
from left to right:

James A. Fetch
(industry since 1994)

Robert J. Kea, CFA
(industry since 1988)

Robert J. Schoen
(industry since 1990)

Jason R. Vaillancourt, CFA
(industry since 1993)

The fund is not intended to outperform stocks and bonds during strong market rallies.

Absolute return funds can add investment flexibility to portfolios.

Absolute return funds can pursue a wide range of investments and strategies.

	Absolute return funds	Traditional bond funds	Traditional balanced funds	U.S. stock funds	International stock funds
Absolute flexibility Free to change holdings rather than follow one market or asset class	●				
Defines positive return targets Pursues targeted total returns above the return of U.S. Treasury bills over a full market cycle (three years or more)	●				
Available strategies					
U.S. bonds	●	●	●		
U.S. stocks	●		●	●	
Foreign bonds	●	●	●		
Foreign stocks	●		●		●
Emerging markets	●				●
Commodities	●				
Hedging strategies	●	●			●
REITs	●				
Cash	●				

All funds involve different levels of risk, have different fees and expenses, and have different objectives that you should consider before investing. See the fund's prospectus for further details.

Putnam Absolute Return 700 Fund has been less volatile than stocks.

The fund has pursued active strategies that seek to manage risk.

Standard deviation of returns since fund inception 12/23/08–10/31/15

Treasury bills 0.05%
Bonds 2.82%
Putnam Absolute Return 700 Fund® 4.75%
Stocks 14.67%

Class A shares before sales charge. Stocks are represented by the S&P 500 Index, an unmanaged index of common stock performance. Treasury bills are represented by the BofA Merrill Lynch U.S. Treasury Bill Index, an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Bonds are represented by the Barclays U.S. Aggregate Bond Index, an unmanaged index of U.S. investment-grade fixed-income securities. You cannot invest directly in an index. Standard deviation measures how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio. Past performance is not indicative of future results.

2 Absolute Return 700 Fund

Absolute Return 700 Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3, 5, and 12–14 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

The fund seeks to earn a positive total return that exceeds the return on U.S. Treasury bills by 700 basis points (or 7.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions.

The fund is not expected to outperform during periods of market rallies.

4 Absolute Return 700 Fund

Interview with your fund’s portfolio manager

Bob, what was the investment environment like during the 12-month reporting period ended October 31, 2015?

It was a mixed investment climate overall, highlighted by extreme bouts of volatility in the equity markets during the final three months of the period amid global concerns about decelerating economic activity in China. In its entirety, the 12-month period could also be seen as one with two disparate halves. During the first six months of the period, solid upticks in some markets were briefly interrupted by downturns, which were then often followed by rebounds to new highs. By comparison, the final six months of the period, and August, September, and October in particular, were marked by significant volatility in the global equity markets. For the full 12-month period, global equities, as measured by the U.S. dollar-denominated MSCI World Index, returned 1.77%.

Three issues seemed to be the key contributors to the volatility in the first half of the fiscal period: weak oil prices, the effects of a strengthening U.S. dollar on the earnings of some large multinational companies, and the ever-present fears of short-term interest-rate hikes by the Federal Reserve. These issues remained part of the background as concerns about Greece’s debt crisis and China’s economic slowdown contributed to greater volatility in the second half of the period. These multiple sources of risk, however, did not

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/15. See pages 3, 4, and 12–14 for additional fund performance information. Index descriptions can be found on page 18.

Absolute Return 700 Fund 5

derail the U.S. expansion or gradual improvement in Europe. Amid these conditions, U.S. equity markets over the full 12-month period advanced modestly. Many international markets did not fare as well, although developed markets fared much better than emerging markets over the past 12 months. Economic growth in many emerging

Allocations are shown as a percentage of the fund’s net assets as of 10/31/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Allocations may not total 100% because the table includes the notional value of derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Negative weights may result from timing differences between trade and settlement dates of securities, such as TBAs, or by the use of derivatives.

6 Absolute Return 700 Fund

markets continued to decelerate, and stock performance declined in U.S.-dollar terms.

Equity performance in the second half of the period was mostly negative across all world markets, although markets did enjoy a rebound in October. During the third quarter, volatility, as measured by the VIX Index, rose to its highest level since October 2011 while the S&P 500 Index declined -6.4% and the MSCI World Index fell -8.5%. The primary causes were, first, the selloff in China’s stock exchanges; second, the drop in commodity prices, including oil in particular; and third, the devaluation of the yuan. Emerging-market and growth stocks were hardest hit by this decline.

In the fixed-income arena, geopolitical uncertainty, combined with falling energy prices, weaker economic growth abroad, and relatively high yields in the United States versus other global regions, fueled demand for longer-term U.S. bonds, helping to support bond prices. Higher-quality debt securities outperformed higher-yielding, noninvestment-grade debt during the

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/15. Short-term holdings, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Absolute Return 700 Fund 7

period. While rate-sensitive assets, as measured by the Barclays U.S. Aggregate Bond Index, produced a gain of nearly 2% for the 12-month period, they too experienced notable volatility.

Would you please summarize the fund’s overall investment strategy?

Putnam Absolute Return 700 Fund seeks to earn a positive total return that exceeds the return of U.S. Treasury bills by 7% on an annualized basis over a reasonable time period [generally at least three years or more] regardless of market conditions. We seek to do this by utilizing both directional and non-directional strategies. Directional strategies look to capitalize on opportunities in global markets based on our assessment of broad market trends. The trends may involve either positive or negative market movements. Non-directional strategies seek to add value regardless of global market trends. We shift the composition of the portfolio’s risk between directional and non-directional strategies based on our active views of the relative potential of these approaches. In addition, the portfolio’s total risk is adjusted based on our outlook and current market conditions. We use a variety of tools to implement our investment process as we seek to manage various global risks.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8 Absolute Return 700 Fund

How did directional strategies influence the fund’s performance during the 12-month reporting period?

Positioning within directional market risks added value during the reporting period. The fund’s U.S. low-volatility strategy, which emphasizes stocks that have been less volatile than the overall market, benefited from positive returns in domestic equities.

The fund’s exposure to interest-rate risk also contributed, aided by a significant decline in rates during the period’s first half. For example, the yield on the benchmark 10-year U.S. Treasury fell from 2.36% at the start of the period to 1.64% at the beginning of February, its low for the period. Rates moved higher during the remainder of the period, but not enough to offset the solid contribution from our interest-rate strategy.

Commodity positioning was the biggest directional contributor for the period, as commodity prices fell substantially. As a result, our short position in the asset class, which was designed to benefit from downward movement in certain commodities indexes, also worked in the fund’s favor.

How did non-directional strategies perform during the period?

A variety of non-directional strategies performed well and provided a further boost to the fund’s return. Elsewhere, our global fixed-income alpha strategy, which looks for opportunities in securitized market sectors such as mortgage credit and prepayment-sensitive areas, was also productive. Regional equity long/short trades, currency positioning, and commodity alpha strategies, which targeted some of the rare opportunities for outperformance in the commodities complex, were also positive contributors over the reporting period.

Which strategies didn’t work as well?

There were a few strategies that did not work well within the categories mentioned

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Absolute Return 700 Fund 9

above, though none underperformed enough to offset strength elsewhere. As an example, a long/short U.S. equity strategy that incorporates fundamental research from Putnam’s equity analysts was one notable detractor. It partially offset the positive overall contribution from our stock-selection strategies.

How did you use derivatives during the period?

We used a variety of derivatives to reduce volatility and, in some cases, to enhance returns. Many of the derivative positions supported our non-directional strategies. We utilized futures and interest-rate swaps to efficiently gain exposure to certain markets, manage market risk, and hedge the prepayment and interest-rate risks associated with the fund’s fixed-income holdings. We employed options to hedge against changes in the values of certain equities held by the fund. Lastly, we utilized total return swaps to help manage exposure to specific securities or baskets of securities.

What is your outlook for the investment environment as we head toward 2016?

We are more optimistic about the current state of U.S. economic growth. In addition, we do not think that the Chinese economy is in the process of imploding; rather we think it possible for China to see annualized economic growth in the 5% to 7% range. Also, we believe accommodative monetary policies in the eurozone and Japan could continue to be supportive in those regions. On the whole, we view the third quarter’s pullback in equity prices as a useful correction that presented attractive buying opportunities. While potential headwinds and volatility remain, our outlook continues to call for a tactical tilt toward equity and credit risk, in particular high-yield bonds.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Bentley University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. He joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch, Robert J. Schoen, and Jason R. Vaillancourt, CFA.

10 Absolute Return 700 Fund

IN THE NEWS

Global merger-and-acquisition (M&A) activity has rocketed to record levels. On November 2, 2015, the $3.93 trillion record set in 2007 was broken, as year-to-date M&A tracked by Dealogic moved higher on the back of Visa’s plans to buy Visa Europe for $23 billion. The historically high level of activity has been driven by increasingly larger deals. Citing S&P Capital IQ, Business Insider pointed out in April that 7 of the 10 biggest M&A transactions in the wake of the 2008 financial crisis had all been announced within the previous 16 months. We believe a key question for investors is whether high M&A levels are good or bad for markets. From one perspective, fewer industry players may appear likely to reduce healthy market competition and dynamism. On the other hand, bargaining and pricing power that come with larger economies of scale could benefit consumers in every sector — from health care and technology to energy and consumer staples.

Absolute Return 700 Fund 11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2015, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(7/2/12)	(7/2/12)	(12/23/08)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Life of fund	46.69%	38.25%	39.12%	39.12%	39.36%	39.36%	41.34%	36.40%	43.78%	49.05%	49.35%	48.91%
Annual average	5.75	4.84	4.93	4.93	4.96	4.96	5.18	4.63	5.44	5.99	6.03	5.98

5 years	25.86	18.62	21.26	19.26	21.31	21.31	22.87	18.57	24.36	27.52	27.78	27.41
Annual average	4.71	3.47	3.93	3.59	3.94	3.94	4.20	3.46	4.46	4.98	5.02	4.96

3 years	13.67	7.13	11.15	8.15	11.21	11.21	12.03	8.11	12.85	14.58	14.81	14.48
Annual average	4.36	2.32	3.59	2.65	3.60	3.60	3.86	2.63	4.11	4.64	4.71	4.61

1 year	4.04	–1.94	3.18	–1.71	3.24	2.26	3.55	–0.07	3.84	4.25	4.39	4.25

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

12 Absolute Return 700 Fund

Comparative index returns For periods ended 10/31/15

	BofA Merrill Lynch	Barclays
	U.S. Treasury	U.S. Aggregate
	Bill Index	Bond Index	S&P 500 Index

Life of fund	1.00%	33.55%	179.10%
Annual average	0.15	4.31	16.15

5 years	0.52	16.07	95.37
Annual average	0.10	3.03	14.33

3 years	0.26	5.02	56.89
Annual average	0.09	1.65	16.20

1 year	0.08	1.96	5.20

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $13,912 and $13,936, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $13,640. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $14,378, $14,905, $14,935, and $14,891, respectively.

Absolute Return 700 Fund 13

Fund price and distribution information For the 12-month period ended 10/31/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	1		1	1	1		1	1	1	1

Income	$0.186		$0.095	$0.102	$0.132		$0.158	$0.224	$0.230	$0.222

Capital gains

Long-term gains	0.571		0.571	0.571	0.571		0.571	0.571	0.571	0.571

Short-term gains	—		—	—	—		—	—	—	—

Total	$0.757		$0.666	$0.673	$0.703		$0.729	$0.795	$0.801	$0.793

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

10/31/14	$12.71	$13.49	$12.44	$12.44	$12.52	$12.97	$12.57	$12.78	$12.77	$12.74

10/31/15	12.45	13.21	12.16	12.16	12.25	12.69	12.31	12.51	12.51	12.47

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(7/2/12)	(7/2/12)	(12/23/08)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Life of fund	42.92%	34.70%	35.69%	35.69%	35.81%	35.81%	37.77%	32.95%	40.16%	45.23%	45.53%	45.09%
Annual average	5.42	4.50	4.61	4.61	4.63	4.63	4.85	4.30	5.11	5.67	5.70	5.65

5 years	23.59	16.49	19.11	17.11	19.06	19.06	20.61	16.39	22.20	25.35	25.60	25.23
Annual average	4.33	3.10	3.56	3.21	3.55	3.55	3.82	3.08	4.09	4.62	4.66	4.60

3 years	10.28	3.94	7.76	4.76	7.72	7.72	8.64	4.84	9.54	11.18	11.40	11.07
Annual average	3.32	1.30	2.52	1.56	2.51	2.51	2.80	1.59	3.08	3.60	3.66	3.56

1 year	1.52	–4.31	0.80	–3.98	0.77	–0.18	1.09	–2.45	1.39	1.82	1.87	1.81

See the discussion following the fund performance table on page 12 for information about the calculation of fund performance.

14 Absolute Return 700 Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 10/31/14	1.24%	1.99%	1.99%	1.74%	1.49%	0.99%	0.92%	0.99%

Annualized expense ratio for
the six-month period ended
10/31/15*†	1.25%	2.00%	2.00%	1.75%	1.50%	0.99%	0.92%	1.00%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

† Includes a decrease of 0.08% from annualizing the performance fee adjustment for the six months ended 10/31/15.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2015, to October 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$6.30	$10.06	$10.07	$8.81	$7.56	$4.99	$4.64	$5.05

Ending value (after expenses)	$1,000.80	$995.90	$996.70	$998.40	$999.20	$1,001.60	$1,001.60	$1,001.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Absolute Return 700 Fund 15

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2015, use the following calculation method. To find the value of your investment on May 1, 2015, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$6.36	$10.16	$10.16	$8.89	$7.63	$5.04	$4.69	$5.09

Ending value (after expenses)	$1,018.90	$1,015.12	$1,015.12	$1,016.38	$1,017.64	$1,020.21	$1,020.57	$1,020.16

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

16 Absolute Return 700 Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge , or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS) , also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their

Absolute Return 700 Fund 17

properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2015, Putnam employees had approximately $502,000,000 and the Trustees had approximately $138,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

18 Absolute Return 700 Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Absolute Return 700 Fund 19

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2015. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by

20 Absolute Return 700 Fund

competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations.

Absolute Return 700 Fund 21

These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative. In addition, Putnam Management contractually agreed to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, any applicable performance-based upward or downward adjustments to the fund’s base management fee, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 1.10% of its average net assets through at least February 28, 2017. During its fiscal year ending in 2015, your fund’s expenses were not reduced as a result of this expense limitation. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years

22 Absolute Return 700 Fund

information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return, its performance relative

Absolute Return 700 Fund 23

to its benchmark and its targeted return over the one-year, three-year and five-year periods ended December 31, 2014. The fund seeks to achieve its targeted annual return over a reasonable period of time, generally at least three years or more, and the fund’s performance is not necessarily expected to match its targeted annual return over shorter periods. Over the one-year, three-year and five-year periods, your fund’s class A shares’ gross return was positive and exceeded the return of its benchmark. Your fund’s class A shares’ gross return exceeded the fund’s targeted annual return, which is the return of its benchmark plus 700 basis points, over the one-year and three-year periods and trailed its targeted annual return over the five-year period. The Trustees did not find any evidence that would suggest a need for concern regarding the investment process for your fund. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

24 Absolute Return 700 Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Absolute Return 700 Fund 25

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Absolute Return 700 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Absolute Return 700 Fund (the “fund”) at October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2015 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 2015

26 Absolute Return 700 Fund

The fund’s portfolio 10/31/15

COMMON STOCKS (40.3%)*	Shares	Value

Basic materials (1.3%)
Airgas, Inc.	10,500	$1,009,680

AP Thailand PCL NVDR (Thailand)	4,712,200	794,917

Bemis Co., Inc.	19,500	892,710

China Lesso Group Holdings, Ltd. (China)	2,194,000	1,776,744

Hyosung Corp. (South Korea)	24,428	2,488,510

Koza Altin Isletmeleri AS (Turkey)	140,227	788,122

Lee & Man Paper Manufacturing, Ltd. (China)	465,000	289,181

Mondi PLC (South Africa)	11,233	259,605

PTT Global Chemical PCL (Thailand)	1,729,800	2,711,362

Sherwin-Williams Co. (The)	5,800	1,547,614

Soulbrain Co., Ltd. (South Korea)	25,672	892,933

WestRock Co.	88,300	4,747,008

18,198,386
Capital goods (2.6%)
Allison Transmission Holdings, Inc.	79,200	2,273,040

Avery Dennison Corp.	37,800	2,455,866

Boeing Co. (The)	32,300	4,782,661

Deere & Co.	74,100	5,779,800

General Dynamics Corp.	48,000	7,131,840

Orbital ATK, Inc.	15,300	1,309,986

S&T Motiv Co., Ltd. (South Korea)	16,648	1,058,025

Staples, Inc.	407,000	5,286,930

TransDigm Group, Inc. †	9,900	2,176,515

Waste Management, Inc.	86,000	4,623,360

36,878,023
Communication services (1.5%)
AT&T, Inc.	92,300	3,092,973

China Mobile, Ltd. (China)	544,500	6,477,445

Chunghwa Telecom Co., Ltd. (Taiwan)	229,000	701,736

Globe Telecom, Inc. (Philippines)	39,930	1,936,598

Mobile Telesystems OJSC ADR (Russia)	95,789	673,397

Mobile TeleSystems PJSC (Russia) †	164,268	535,937

SBA Communications Corp. Class A †	2,900	345,158

Verizon Communications, Inc.	170,217	7,979,773

21,743,017
Conglomerates (0.2%)
Sistema JSFC GDR (Russia)	366,737	2,543,095

2,543,095
Consumer cyclicals (5.0%)
ANTA Sports Products, Ltd. (China)	547,000	1,525,832

Automatic Data Processing, Inc.	88,000	7,655,120

Barloworld, Ltd. (South Africa)	320,475	1,809,231

Belle International Holdings, Ltd. (China)	1,768,000	1,715,479

Carter’s, Inc.	10,700	972,416

China Dongxiang Group Co., Ltd. (China)	2,738,000	693,754

CJ E&M Corp. (South Korea) †	17,963	1,314,338

Clorox Co. (The)	13,500	1,646,190

CVC Brasil Operadora e Agencia de Viagens SA (Brazil)	131,300	497,071

Absolute Return 700 Fund 27

COMMON STOCKS (40.3%)* cont.	Shares	Value

Consumer cyclicals cont.
Cyfrowy Polsat SA (Poland) †	139,536	$898,933

Discovery Communications, Inc. Class C †	44,600	1,227,392

Dollar General Corp.	60,600	4,106,862

FactSet Research Systems, Inc.	6,200	1,085,744

Gartner, Inc. †	13,600	1,233,112

Harley-Davidson, Inc.	6,800	336,260

Lear Corp.	3,700	462,722

Lewis Group, Ltd. (South Africa)	166,875	721,489

LF Corp. (South Korea)	24,317	674,451

Liberty Media Corp. †	5,800	227,070

Macy’s, Inc.	72,900	3,716,442

Morningstar, Inc.	3,100	254,541

Net 1 UEPS Technologies, Inc. (South Africa) †	73,442	1,250,717

NIKE, Inc. Class B	68,100	8,923,143

Omnicom Group, Inc.	78,472	5,879,122

PayPal Holdings, Inc. †	24,200	871,442

Pier 1 Imports, Inc.	212,298	1,575,251

Rollins, Inc.	21,000	563,220

Scripps Networks Interactive Class A	55,995	3,364,180

Target Corp.	90,900	7,015,662

Thomson Reuters Corp. (Canada)	37,200	1,525,944

Thor Industries, Inc.	16,200	876,096

Tongaat Hulett, Ltd. (South Africa)	73,164	625,646

Top Glove Corp. Bhd (Malaysia)	1,004,700	2,214,498

Truworths International, Ltd. (South Africa)	235,328	1,589,943

Vantiv, Inc. Class A †	25,700	1,288,855

Wal-Mart Stores, Inc.	39,000	2,232,360

72,570,528
Consumer staples (4.6%)
Altria Group, Inc.	150,331	9,090,516

Amorepacific Group (South Korea)	18,570	2,600,876

Arca Continental SAB de CV (Mexico)	266,323	1,701,179

Bunge, Ltd.	25,000	1,824,000

Colgate-Palmolive Co.	79,000	5,241,650

ConAgra Foods, Inc.	59,800	2,424,890

Dunkin’ Brands Group, Inc.	69,700	2,886,277

Grape King Bio, Ltd. (Taiwan)	405,000	2,215,520

Gruma SAB de CV Class B (Mexico)	194,488	2,984,823

JBS SA (Brazil)	650,751	2,404,533

Kraft Heinz Co. (The)	89,800	7,001,706

Kroger Co. (The)	178,800	6,758,640

KT&G Corp. (South Korea)	34,493	3,447,096

LG Household & Health Care, Ltd. (South Korea)	4,014	3,321,360

McDonald’s Corp.	71,268	7,999,833

New Oriental Education & Technology Group, Inc. ADR (China)	46,608	1,282,186

Pinnacle Foods, Inc.	55,600	2,450,848

Sao Martinho SA (Brazil)	44,401	511,529

		66,147,462

28 Absolute Return 700 Fund

COMMON STOCKS (40.3%)* cont.	Shares	Value

Energy (2.2%)
Bangchak Petroleum PCL (The) (Thailand)	1,841,800	$1,864,196

Columbia Pipeline Group, Inc.	118,400	2,459,168

Exxon Mobil Corp.	163,431	13,522,281

Occidental Petroleum Corp.	105,900	7,893,786

Schlumberger, Ltd.	31,000	2,422,960

Tambang Batubara Bukit Asam Persero Tbk PT (Indonesia)	2,268,200	1,202,588

Thai Oil PCL (Thailand)	1,021,400	1,557,910

Tupras Turkiye Petrol Rafinerileri AS (Turkey) †	55,758	1,472,374

32,395,263
Financials (8.6%)
Allied World Assurance Co. Holdings AG	38,600	1,403,496

American Capital Agency Corp. R	205,700	3,667,631

American Financial Group, Inc.	13,700	989,003

Annaly Capital Management, Inc. R	461,700	4,593,915

Apple Hospitality REIT, Inc. R	28,600	563,992

Aspen Insurance Holdings, Ltd.	17,000	826,370

Assurant, Inc.	31,700	2,584,501

Banco Bradesco SA ADR (Brazil)	522,227	2,840,915

Bank of Chongqing Co., Ltd. (China)	1,196,000	893,485

Bank of Communications Co., Ltd. (China)	734,000	540,271

Bank Tabungan Negara Persero Tbk PT (Indonesia)	8,361,500	719,702

Berkshire Hathaway, Inc. Class B †	58,934	8,016,203

BS Financial Group, Inc. (South Korea)	109,851	1,343,733

Capital One Financial Corp.	87,900	6,935,310

CBOE Holdings, Inc.	25,000	1,676,000

Chimera Investment Corp. R	78,800	1,109,504

China Cinda Asset Management Co., Ltd. (China)	6,485,000	2,515,530

China Construction Bank Corp. (China)	2,697,000	1,944,607

China Merchants Bank Co., Ltd. (China)	1,315,000	3,429,777

Chongqing Rural Commercial Bank Co., Ltd. (China)	4,033,000	2,525,076

CITIC, Ltd. (China)	931,000	1,731,707

Citizens Financial Group, Inc.	33,200	806,760

CTBC Financial Holding Co., Ltd. (Taiwan)	5,364,000	2,934,453

DAMAC Properties Dubai Co. PJSC (United Arab Emirates) †	3,509,590	2,835,687

Dubai Islamic Bank PJSC (United Arab Emirates)	540,122	950,461

Endurance Specialty Holdings, Ltd.	11,300	713,369

Everest Re Group, Ltd.	7,086	1,261,095

First Niagara Financial Group, Inc.	106,900	1,106,415

Fubon Financial Holding Co., Ltd. (Taiwan)	482,000	776,147

HCP, Inc. R	72,300	2,689,560

Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)	63,556	1,891,174

Itau Unibanco Holding SA ADR (Preference) (Brazil)	462,267	3,166,529

JB Financial Group Co., Ltd. (South Korea)	157,680	819,280

Krungthai Card PCL (Thailand)	345,000	967,562

Liberty Holdings, Ltd. (South Africa)	234,727	2,293,243

Macquarie Mexico Real Estate Management SA de CV (Mexico) R	496,048	686,511

MFA Financial, Inc. R	103,400	715,528

MMI Holdings, Ltd. (South Africa)	863,658	1,564,667

Absolute Return 700 Fund 29

COMMON STOCKS (40.3%)* cont.	Shares	Value

Financials cont.
Moscow Exchange MICEX-RTS OAO (Russia) †	2,364,074	$3,326,611

New York Community Bancorp, Inc.	149,000	2,461,480

People’s Insurance Co. Group of China, Ltd. (China)	5,633,000	3,003,572

PNC Financial Services Group, Inc.	64,100	5,785,666

Porto Seguro SA (Brazil)	50,751	425,453

ProAssurance Corp.	10,600	561,376

Rayonier, Inc. R	56,500	1,279,725

RenaissanceRe Holdings, Ltd.	7,654	839,108

RMB Holdings, Ltd. (South Africa)	143,771	700,139

Sberbank PJSC ADR (Russia)	417,487	2,551,053

Shin Kong Financial Holding Co., Ltd. (Taiwan)	11,019,597	2,630,603

SLM Corp. †	180,500	1,274,330

Starwood Property Trust, Inc. R	87,400	1,755,866

Taishin Financial Holding Co., Ltd. (Taiwan)	6,595,000	2,573,572

TFS Financial Corp.	15,300	268,668

Turkiye Sinai Kalkinma Bankasi AS (Turkey)	1,079,318	569,998

Two Harbors Investment Corp. R	21,300	180,198

Valid Solucoes e Servicos de Seguranca em Meios de Pagamento
e Identificacao SA (Brazil)	73,500	834,571

Validus Holdings, Ltd.	23,200	1,027,760

Wells Fargo & Co.	200,780	10,870,229

XL Group PLC	120,000	4,569,600

124,518,747
Health care (4.5%)
AmerisourceBergen Corp.	63,700	6,147,687

Bio-Rad Laboratories, Inc. †	4,300	599,764

C.R. Bard, Inc.	20,273	3,777,874

Cardinal Health, Inc.	20,728	1,703,842

DaVita HealthCare Partners, Inc. †	42,900	3,325,179

Eli Lilly & Co.	94,015	7,668,804

Hologic, Inc. †	156,000	6,062,160

Johnson & Johnson	114,985	11,616,935

Mednax, Inc. †	15,800	1,113,426

Merck & Co., Inc.	155,227	8,484,708

Pfizer, Inc.	295,400	9,990,428

Richter Gedeon Nyrt (Hungary)	162,042	2,703,041

Valeant Pharmaceuticals International, Inc. †	11,542	1,082,293

64,276,141
Technology (7.1%)
Accenture PLC Class A	26,000	2,787,200

Amdocs, Ltd.	30,300	1,804,971

Analog Devices, Inc.	21,400	1,286,568

Apple, Inc.	60,605	7,242,298

Black Knight Financial Services, Inc. Class A †	13,200	475,596

Cisco Systems, Inc.	323,100	9,321,435

Computer Sciences Corp.	28,500	1,897,815

DST Systems, Inc.	26,600	3,249,190

eBay, Inc. †	245,700	6,855,030

EMC Corp.	270,800	7,100,376

30 Absolute Return 700 Fund

COMMON STOCKS (40.3%)* cont.	Shares	Value

Technology cont.
Fidelity National Information Services, Inc.	25,100	$1,830,292

Fiserv, Inc. †	31,700	3,059,367

Genpact, Ltd. †	29,100	721,098

Gentex Corp.	58,800	963,732

Hon Hai Precision Industry Co., Ltd. (Taiwan)	554,000	1,468,951

Innolux Corp. (Taiwan)	7,432,000	2,486,750

Intuit, Inc.	44,900	4,374,607

L-3 Communications Holdings, Inc.	39,800	5,030,720

Leidos Holdings, Inc.	17,000	893,690

Maxim Integrated Products, Inc.	171,000	7,007,580

Microsoft Corp.	25,023	1,317,211

Motorola Solutions, Inc.	3,600	251,892

NetApp, Inc.	62,000	2,108,000

NetEase, Inc. ADR (China)	21,599	3,121,703

Paychex, Inc.	105,600	5,446,848

Pegatron Corp. (Taiwan)	1,176,000	2,861,258

Samsung Electronics Co., Ltd. (South Korea)	3,688	4,417,824

Shanda Games, Ltd. ADR (China) †	72,095	496,735

Shin Zu Shing Co., Ltd. (Taiwan)	211,000	677,819

Silicon Works Co., Ltd. (South Korea)	12,911	382,991

SK Hynix, Inc. (South Korea)	109,306	2,920,035

Synopsys, Inc. †	29,000	1,449,420

Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	113,667	2,496,127

Tencent Holdings, Ltd. (China)	111,400	2,090,663

WNS Holdings, Ltd. ADR (India) †	63,422	2,160,788

102,056,580
Transportation (1.1%)
Bangkok Expressway PCL (Thailand)	680,800	689,079

China Southern Airlines Co., Ltd. (China)	904,000	764,435

Expeditors International of Washington, Inc.	10,100	502,879

OHL Mexico SAB de CV (Mexico) †	454,815	601,086

TAV Havalimanlari Holding AS (Turkey)	62,779	492,965

Turk Hava Yollari AO (Turkey) †	865,458	2,554,876

United Parcel Service, Inc. Class B	74,499	7,674,887

Yangzijiang Shipbuilding Holdings, Ltd. (China)	3,344,800	2,971,872

16,252,079
Utilities and power (1.6%)
American Electric Power Co., Inc.	19,700	1,116,005

American Water Works Co., Inc.	19,000	1,089,840

Entergy Corp.	66,200	4,512,192

Hawaiian Electric Industries, Inc.	15,700	459,382

Huadian Power International Corp., Ltd. (China)	2,946,000	2,152,333

Huaneng Power International, Inc. (China)	2,460,000	2,664,237

Korea Electric Power Corp. (South Korea)	79,278	3,569,328

Southern Co. (The)	157,800	7,116,780

		22,680,097

Total common stocks (cost $567,316,776)		$580,259,418

Absolute Return 700 Fund 31

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (36.9%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.1%)
Government National Mortgage Association Pass-Through Certificates
4.687s, June 20, 2045	$185,100	$205,816
4.654s, June 20, 2045	794,825	883,152
4.554s, May 20, 2045	404,570	447,462
4.524s, June 20, 2065	418,700	461,714
4.516s, June 20, 2045	391,231	431,194
4.468s, May 20, 2065	798,674	877,117
4.413s, June 20, 2065	195,879	214,904
3 1/2s, TBA, November 1, 2045	12,000,000	12,576,563

16,097,922
U.S. Government Agency Mortgage Obligations (35.8%)
Federal National Mortgage Association Pass-Through Certificates
5 1/2s, January 1, 2038	1,835,530	2,068,276
5 1/2s, TBA, December 1, 2045	1,000,000	1,116,563
5 1/2s, TBA, November 1, 2045	1,000,000	1,117,188
4 1/2s, TBA, November 1, 2045	3,000,000	3,250,781
4s, with due dates from May 1, 2044 to June 1, 2044	1,763,627	1,890,087
3 1/2s, June 1, 2042	706,897	740,419
3 1/2s, TBA, December 1, 2045	28,000,000	29,079,532
3 1/2s, TBA, November 1, 2045	28,000,000	29,144,063
3s, with due dates from January 1, 2043 to February 1, 2043	2,448,005	2,480,326
3s, TBA, December 1, 2045	220,000,000	221,907,818
3s, TBA, November 1, 2045	220,000,000	222,389,068

		515,184,121

Total U.S. government and agency mortgage obligations (cost $532,230,109)		$531,282,043

MORTGAGE-BACKED SECURITIES (13.0%)*	Principal amount	Value

Agency collateralized mortgage obligations (7.9%)
Federal Home Loan Mortgage Corporation
IFB Ser. 2990, Class LB, 16.445s, 2034	$341,624	$455,535
IFB Ser. 3232, Class KS, IO, 6.104s, 2036	557,589	85,032
IFB Ser. 4104, Class S, IO, 5.904s, 2042	803,892	182,701
IFB Ser. 3116, Class AS, IO, 5.904s, 2034	401,749	15,565
IFB Ser. 4087, Class SA, IO, 5.854s, 2039	7,508,773	927,289
IFB Ser. 3852, Class NT, 5.804s, 2041	1,908,911	2,012,718
Ser. 3687, Class CI, IO, 5s, 2038	1,446,463	202,447
Ser. 4122, Class TI, IO, 4 1/2s, 2042	1,585,032	282,611
Ser. 4462, IO, 4s, 2045	2,686,511	545,792
Ser. 4462, Class KI, IO, 4s, 2045	7,146,138	1,296,881
Ser. 4355, Class DI, IO, 4s, 2044	6,786,071	796,685
Ser. 4193, Class PI, IO, 4s, 2043	3,715,360	588,892
Ser. 4121, Class MI, IO, 4s, 2042	4,345,816	1,002,145
Ser. 4116, Class MI, IO, 4s, 2042	3,811,697	720,921
Ser. 4213, Class GI, IO, 4s, 2041	2,709,849	407,290
Ser. 3996, Class IK, IO, 4s, 2039	5,092,590	655,473
Ser. 4013, Class AI, IO, 4s, 2039	5,980,526	692,042
Ser. 4305, Class KI, IO, 4s, 2038	9,571,906	1,004,380

32 Absolute Return 700 Fund

MORTGAGE-BACKED SECURITIES (13.0%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Ser. 304, Class C53, IO, 4s, 2032	$2,588,900	$410,315
Ser. 4369, Class IA, IO, 3 1/2s, 2044	1,855,590	341,979
Ser. 311, IO, 3 1/2s, 2043	2,450,788	508,539
Ser. 303, Class C18, IO, 3 1/2s, 2043	4,997,838	1,004,351
Ser. 303, Class C19, IO, 3 1/2s, 2043	3,419,408	666,884
Ser. 4150, IO, 3 1/2s, 2043	3,912,946	790,263
Ser. 304, Class C22, IO, 3 1/2s, 2042	3,281,028	642,402
Ser. 4141, Class IM, IO, 3 1/2s, 2042	3,724,323	642,230
Ser. 4141, Class IQ, IO, 3 1/2s, 2042	1,844,914	313,185
Ser. 4121, Class AI, IO, 3 1/2s, 2042	6,749,125	1,287,996
Ser. 4122, Class CI, IO, 3 1/2s, 2042	5,877,818	772,375
Ser. 4136, Class IW, IO, 3 1/2s, 2042	3,771,413	536,213
Ser. 4166, Class PI, IO, 3 1/2s, 2041	2,886,376	446,234
Ser. 4097, Class PI, IO, 3 1/2s, 2040	5,040,443	633,785
Ser. 304, IO, 3 1/2s, 2027	1,696,004	183,558
Ser. 304, Class C37, IO, 3 1/2s, 2027	1,256,785	134,174
Ser. 4150, Class DI, IO, 3s, 2043	3,357,186	427,517
Ser. 4158, Class TI, IO, 3s, 2042	6,604,602	824,254
Ser. 4165, Class TI, IO, 3s, 2042	7,500,064	890,258
Ser. 4134, Class PI, IO, 3s, 2042	8,578,349	1,060,713
Ser. 4183, Class MI, IO, 3s, 2042	2,506,761	296,048
Ser. 4206, Class IP, IO, 3s, 2041	5,263,460	639,931
Ser. 4433, Class DI, IO, 3s, 2032	8,032,264	860,737
Ser. 4179, Class EI, IO, 3s, 2030	6,010,924	644,672
Ser. 304, Class C45, IO, 3s, 2027	2,685,379	279,341
Ser. 3939, Class EI, IO, 3s, 2026	5,297,724	441,566
FRB Ser. T-8, Class A9, IO, 0.469s, 2028	178,778	2,458
FRB Ser. T-59, Class 1AX, IO, 0.272s, 2043	427,387	5,125
Ser. T-48, Class A2, IO, 0.212s, 2033	640,960	6,134

Federal National Mortgage Association
IFB Ser. 05-74, Class NK, 26.515s, 2035	64,104	106,091
IFB Ser. 05-122, Class SE, 22.411s, 2035	166,302	244,887
IFB Ser. 11-4, Class CS, 12.506s, 2040	929,112	1,134,572
IFB Ser. 13-81, Class QS, IO, 6.003s, 2041	2,527,123	376,206
IFB Ser. 13-103, Class SK, IO, 5.723s, 2043	1,268,027	327,230
IFB Ser. 13-101, Class SE, IO, 5.703s, 2043	4,015,982	989,739
Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2,
5.197s, 2025	1,198,000	1,186,020
Ser. 397, Class 2, IO, 5s, 2039	46,991	8,529
Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
4.747s, 2025	253,000	248,598
Ser. 15-4, Class IO, IO, 4 1/2s, 2045	2,820,451	571,706
Ser. 12-75, Class AI, IO, 4 1/2s, 2027	1,869,016	223,516
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
4.197s, 2025	989,000	940,566
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
4.197s, 2025	206,000	195,812

Absolute Return 700 Fund 33

MORTGAGE-BACKED SECURITIES (13.0%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 421, Class C6, IO, 4s, 2045	$4,529,361	$872,156
Ser. 14-47, Class IP, IO, 4s, 2044	8,902,879	1,156,395
Ser. 418, Class C24, IO, 4s, 2043	4,552,251	932,785
Ser. 13-44, Class PI, IO, 4s, 2043	1,227,993	182,472
Ser. 12-124, Class UI, IO, 4s, 2042	4,776,029	916,998
Ser. 12-118, Class PI, IO, 4s, 2042	4,596,667	858,819
Ser. 13-11, Class IP, IO, 4s, 2042	4,828,744	827,458
Ser. 12-96, Class PI, IO, 4s, 2041	1,194,582	187,084
Ser. 12-40, Class MI, IO, 4s, 2041	2,894,729	451,459
Ser. 12-22, Class CI, IO, 4s, 2041	4,215,477	641,958
Ser. 12-62, Class MI, IO, 4s, 2041	3,797,137	558,354
Ser. 409, Class C16, IO, 4s, 2040	560,888	101,254
Ser. 14-95, Class TI, IO, 4s, 2039	5,824,325	757,162
Ser. 12-104, Class HI, IO, 4s, 2027	5,617,544	746,945
Ser. 15-10, Class AI, IO, 3 1/2s, 2043	2,237,820	321,150
Ser. 418, Class C15, IO, 3 1/2s, 2043	8,042,818	1,591,128
Ser. 417, Class C24, IO, 3 1/2s, 2042	2,911,456	607,097
Ser. 12-118, Class IC, IO, 3 1/2s, 2042	6,862,974	1,322,273
Ser. 12-136, Class PI, IO, 3 1/2s, 2042	3,184,019	365,939
Ser. 14-10, IO, 3 1/2s, 2042	3,182,695	426,669
Ser. 12-101, Class PI, IO, 3 1/2s, 2040	3,149,344	344,957
Ser. 14-76, IO, 3 1/2s, 2039	7,745,264	967,291
Ser. 12-110, Class BI, IO, 3 1/2s, 2039	4,077,706	435,961
Ser. 13-21, Class AI, IO, 3 1/2s, 2033	3,874,963	672,306
Ser. 417, Class C19, IO, 3 1/2s, 2033	3,153,495	463,785
Ser. 78, Class KI, IO, 3 1/2s, 2027	1,669,058	208,525
Ser. 12-53, Class BI, IO, 3 1/2s, 2027	2,985,998	352,198
Ser. 12-151, Class PI, IO, 3s, 2043	2,955,824	375,981
Ser. 13-8, Class NI, IO, 3s, 2042	5,231,509	638,052
Ser. 6, Class BI, IO, 3s, 2042	6,192,613	597,587
Ser. 13-35, Class IP, IO, 3s, 2042	3,006,339	315,431
Ser. 13-23, Class PI, IO, 3s, 2041	3,926,276	331,221
Ser. 13-31, Class NI, IO, 3s, 2041	5,608,762	487,065
Ser. 13-7, Class EI, IO, 3s, 2040	4,343,657	639,777
Ser. 13-55, Class MI, IO, 3s, 2032	2,944,193	348,004
FRB Ser. 03-W10, Class 1, IO, 0.804s, 2043	227,966	4,212
Ser. 98-W2, Class X, IO, 0.694s, 2028	1,104,857	53,862
Ser. 98-W5, Class X, IO, 0.603s, 2028	327,949	15,988
Ser. 08-36, Class OV, PO, zero %, 2036	23,106	21,604

Government National Mortgage Association
IFB Ser. 11-81, Class SB, IO, 6.506s, 2036	1,687,682	227,364
Ser. 09-79, Class IC, IO, 6s, 2039	5,183,698	1,027,357
IFB Ser. 13-129, Class SN, IO, 5.956s, 2043	1,005,746	155,679
IFB Ser. 13-99, Class VS, IO, 5.901s, 2043	1,183,456	207,424
IFB Ser. 11-70, Class SH, IO, 5.691s, 2041	1,599,971	253,915
Ser. 14-182, Class KI, IO, 5s, 2044	6,121,996	1,189,810
Ser. 14-133, Class IP, IO, 5s, 2044	4,581,112	894,508

34 Absolute Return 700 Fund

MORTGAGE-BACKED SECURITIES (13.0%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 14-122, Class IC, IO, 5s, 2044	$1,201,003	$232,394
Ser. 14-163, Class NI, IO, 5s, 2044	3,637,577	731,917
Ser. 14-25, Class QI, IO, 5s, 2044	4,391,994	938,086
Ser. 14-2, Class IC, IO, 5s, 2044	1,887,938	437,379
Ser. 13-3, Class IT, IO, 5s, 2043	1,174,036	226,542
Ser. 11-116, Class IB, IO, 5s, 2040	986,879	49,490
Ser. 10-35, Class UI, IO, 5s, 2040	1,683,344	321,761
Ser. 10-20, Class UI, IO, 5s, 2040	1,755,273	311,456
Ser. 10-9, Class UI, IO, 5s, 2040	4,888,571	941,715
Ser. 09-121, Class UI, IO, 5s, 2039	3,716,834	699,062
Ser. 14-3, Class IP, IO, 4 1/2s, 2043	2,399,824	439,432
Ser. 14-108, Class IP, IO, 4 1/2s, 2042	1,271,286	202,033
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	187,385	24,948
Ser. 10-35, Class AI, IO, 4 1/2s, 2040	2,452,250	421,419
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	1,172,241	205,198
Ser. 13-151, Class IB, IO, 4 1/2s, 2040	2,170,895	382,425
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	1,548,297	272,081
Ser. 09-121, Class BI, IO, 4 1/2s, 2039	854,824	193,498
Ser. 09-121, Class CI, IO, 4 1/2s, 2039	4,128,935	944,205
Ser. 13-34, Class PI, IO, 4 1/2s, 2039	4,610,734	592,848
Ser. 10-103, Class DI, IO, 4 1/2s, 2038	2,952,628	188,593
Ser. 15-99, Class LI, IO, 4s, 2045	4,120,433	564,950
Ser. 15-53, Class MI, IO, 4s, 2045	4,927,187	1,137,919
Ser. 15-40, IO, 4s, 2045	1,402,700	336,802
Ser. 15-40, Class KI, IO, 4s, 2044	3,637,429	717,483
Ser. 14-149, Class IP, IO, 4s, 2044	5,539,754	965,694
Ser. 14-63, Class PI, IO, 4s, 2043	2,087,223	322,685
Ser. 13-24, Class PI, IO, 4s, 2042	1,734,160	272,801
Ser. 12-138, Class AI, IO, 4s, 2042	3,103,690	734,339
Ser. 12-106, Class QI, IO, 4s, 2042	1,030,124	164,233
Ser. 12-47, Class CI, IO, 4s, 2042	1,905,318	319,552
Ser. 14-104, IO, 4s, 2042	5,274,190	932,477
Ser. 12-50, Class PI, IO, 4s, 2041	2,769,447	427,880
Ser. 12-41, Class IP, IO, 4s, 2041	3,825,187	646,285
Ser. 14-162, Class DI, IO, 4s, 2038	3,340,026	351,713
Ser. 14-133, Class AI, IO, 4s, 2036	6,521,167	860,272
Ser. 13-53, Class IA, IO, 4s, 2026	3,225,674	369,178
Ser. 15-52, Class IK, IO, 3 1/2s, 2045	6,903,304	1,340,898
Ser. 15-20, Class PI, IO, 3 1/2s, 2045	4,949,973	775,453
Ser. 15-24, Class CI, IO, 3 1/2s, 2045	1,767,001	409,538
Ser. 15-24, Class IA, IO, 3 1/2s, 2045	2,087,157	384,267
Ser. 13-102, Class IP, IO, 3 1/2s, 2043	2,422,241	236,258
Ser. 13-76, IO, 3 1/2s, 2043	5,995,410	704,820
Ser. 13-79, Class PI, IO, 3 1/2s, 2043	4,964,729	642,237
Ser. 13-100, Class MI, IO, 3 1/2s, 2043	3,657,912	410,162
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	2,649,817	316,097
Ser. 12-145, IO, 3 1/2s, 2042	1,708,990	340,454

Absolute Return 700 Fund 35

MORTGAGE-BACKED SECURITIES (13.0%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 13-14, IO, 3 1/2s, 2042	$7,124,542	$810,132
Ser. 13-27, Class PI, IO, 3 1/2s, 2042	1,413,972	172,674
Ser. 12-92, Class AI, IO, 3 1/2s, 2042	1,985,663	252,795
Ser. 13-37, Class LI, IO, 3 1/2s, 2042	1,880,140	236,371
Ser. 12-141, Class WI, IO, 3 1/2s, 2041	3,310,548	351,051
Ser. 15-36, Class GI, IO, 3 1/2s, 2041	2,674,622	372,307
Ser. 12-71, Class JI, IO, 3 1/2s, 2041	2,574,990	215,035
Ser. 13-157, Class IA, 3 1/2s, 2040	5,525,866	731,348
Ser. 13-90, Class HI, IO, 3 1/2s, 2040	7,926,869	472,441
Ser. 13-79, Class XI, IO, 3 1/2s, 2039	6,529,970	974,727
Ser. 183, Class AI, IO, 3 1/2s, 2039	3,325,958	405,770
Ser. 15-118, Class EI, IO, 3 1/2s, 2039	4,606,606	595,800
Ser. 15-124, Class NI, IO, 3 1/2s, 2039	5,191,457	715,590
Ser. 15-138, Class AI, IO, 3 1/2s, 2039	2,030,738	269,885
Ser. 15-96, Class NI, IO, 3 1/2s, 2039	8,901,929	1,139,447
Ser. 15-82, Class GI, IO, 3 1/2s, 2038	11,408,776	1,315,090
Ser. 15-124, Class DI, IO, 3 1/2s, 2038	5,623,226	860,972
Ser. 15-24, Class AI, IO, 3 1/2s, 2037	5,946,871	857,360
Ser. 15-24, Class IC, IO, 3 1/2s, 2037	2,799,541	423,543
Ser. 14-145, Class PI, IO, 3 1/2s, 2029	1,980,380	246,538
Ser. 14-115, Class QI, IO, 3s, 2029	3,589,760	353,017
Ser. 15-H20, Class CI, IO, 2.252s, 2065	9,964,090	1,215,930
FRB Ser. 15-H16, Class XI, IO, 2.225s, 2065	9,078,418	1,134,802
Ser. 15-H25, Class BI, IO, 2.224s, 2065	10,554,000	1,269,646
Ser. 15-H24, Class HI, IO, 2.014s, 2065	16,003,000	1,395,462
Ser. 15-H15, Class JI, IO, 1.931s, 2065	7,506,543	936,066
Ser. 15-H09, Class AI, IO, 1.931s, 2065	8,487,761	949,780
Ser. 15-H19, Class NI, IO, 1.904s, 2065	13,366,079	1,664,077
Ser. 15-H25, Class EI, IO, 1.838s, 2065	9,336,000	998,952
Ser. 15-H18, IO, 1.822s, 2065	6,948,808	715,519
Ser. 15-H10, Class CI, IO, 1.801s, 2065	13,682,511	1,611,971
Ser. 15-H26, Class GI, IO, 1.792s, 2065	7,613,000	913,560
Ser. 15-H26, Class EI, IO, 1.715s, 2065	9,770,515	1,117,552
Ser. 15-H09, Class BI, IO, 1.696s, 2065	12,527,853	1,279,094
Ser. 15-H10, Class EI, IO, 1.636s, 2065	12,881,280	978,333
Ser. 15-H25, Class AI, IO, 1.608s, 2065	11,648,000	1,084,429
Ser. 15-H14, Class BI, IO, 1.593s, 2065	16,059,641	1,204,473
Ser. 15-H24, Class BI, IO, 0.719s, 2065	14,531,000	1,028,795

GSMPS Mortgage Loan Trust 144A
FRB Ser. 98-4, IO, 1.147s, 2026	62,193	—
FRB Ser. 98-2, IO, 1.043s, 2027	39,532	—
FRB Ser. 99-2, IO, 0.827s, 2027	87,399	765
FRB Ser. 98-3, IO, zero %, 2027	45,433	—

		113,888,555

36 Absolute Return 700 Fund

MORTGAGE-BACKED SECURITIES (13.0%)* cont.	Principal amount	Value

Commercial mortgage-backed securities (2.5%)
Banc of America Commercial Mortgage Trust
Ser. 06-1, Class B, 5.49s, 2045	$255,000	$251,991
Ser. 06-6, Class A2, 5.309s, 2045	23,136	23,208
FRB Ser. 07-1, Class XW, IO, 0.33s, 2049	2,282,274	12,955

Banc of America Commercial Mortgage Trust 144A FRB
Ser. 08-1, Class C, 6.258s, 2051	584,000	579,965

Banc of America Merrill Lynch Commercial Mortgage, Inc.
FRB Ser. 05-1, Class C, 5.338s, 2042	429,000	402,994
FRB Ser. 05-5, Class D, 5.286s, 2045	426,000	425,916
Ser. 05-4, Class C, 5.147s, 2045	495,000	495,000
FRB Ser. 05-6, Class G, 5.147s, 2047 F	443,000	445,686
Ser. 05-3, Class AJ, 4.767s, 2043	225,000	207,481

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-4, Class XC, IO, 0.171s, 2042	593,734	475

Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 06-PW11, Class AJ, 5.522s, 2039	332,000	332,830
Ser. 05-PWR7, Class D, 5.304s, 2041	431,000	430,405
Ser. 05-PWR7, Class C, 5.235s, 2041	489,000	490,418
Ser. 05-PWR9, Class C, 5.055s, 2042	281,000	280,612

Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.522s, 2039	1,010,000	1,008,111
FRB Ser. 06-PW11, Class C, 5.522s, 2039	384,000	383,267

CD Mortgage Trust 144A FRB Ser. 07-CD5, Class E, 6.12s, 2044	262,000	252,812

COMM Mortgage Trust FRB Ser. 07-C9, Class D, 5.796s, 2049	350,000	326,375

COMM Mortgage Trust 144A
Ser. 12-LC4, Class E, 4 1/4s, 2044	604,000	542,407
Ser. 13-LC13, Class E, 3.719s, 2046	391,000	297,390
FRB Ser. 07-C9, Class AJFL, 0.885s, 2049	213,000	209,811

Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 1.955s, 2038	205,692	19

GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1,
Class AJ, 5.284s, 2044	1,793,108	1,795,349

GMAC Commercial Mortgage Securities, Inc. Trust Ser. 04-C3,
Class B, 4.965s, 2041	120,653	120,917

GS Mortgage Securities Corp. II 144A
FRB Ser. 13-GC10, Class D, 4.411s, 2046	336,000	310,494
FRB Ser. 13-GC10, Class E, 4.411s, 2046	750,000	653,460

GS Mortgage Securities Trust 144A FRB Ser. 06-GG8, Class X,
IO, 0.571s, 2039	44,460,859	59,578

JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 13-C14, Class E, 4.562s, 2046	816,000	730,075
FRB Ser. 13-C12, Class E, 4.086s, 2045	1,000,000	837,400

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.076s, 2051	530,500	542,081
FRB Ser. 06-LDP7, Class B, 5.911s, 2045	619,000	309,500
Ser. 06-LDP6, Class AJ, 5.565s, 2043	44,000	43,956
FRB Ser. 05-LDP2, Class E, 4.981s, 2042	463,000	455,592
FRB Ser. 05-LDP2, Class D, 4.941s, 2042	1,000,000	1,017,990
FRB Ser. 07-LDPX, Class X, IO, 0.281s, 2049	9,165,645	54,678

Absolute Return 700 Fund 37

MORTGAGE-BACKED SECURITIES (13.0%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class C, 6.176s, 2051	$658,000	$628,620
FRB Ser. 12-C6, Class F, 5.198s, 2045	432,000	398,261
FRB Ser. 13-C13, Class D, 4.056s, 2046	161,000	146,285
Ser. 13-C13, Class E, 3.986s, 2046	639,000	495,992
Ser. 13-C10, Class E, 3 1/2s, 2047	553,000	439,359
FRB Ser. 13-LC11, Class E, 3 1/4s, 2046	370,000	294,816
FRB Ser. 12-C6, Class G, 2.972s, 2045	800,000	588,400

Key Commercial Mortgage Securities Trust 144A FRB
Ser. 07-SL1, Class A2, 5.629s, 2040	39,182	39,121

LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C3, Class C, 5.756s, 2039	1,703,000	1,702,404
Ser. 06-C6, Class D, 5.502s, 2039	1,187,000	1,180,745
Ser. 07-C1, Class AJ, 5.484s, 2040	120,000	120,288
FRB Ser. 06-C6, Class C, 5.482s, 2039	397,000	377,150
FRB Ser. 07-C2, Class XW, IO, 0.539s, 2040	1,826,039	13,156

Merrill Lynch Mortgage Trust
FRB Ser. 05-CIP1, Class C, 5.399s, 2038	501,000	459,763
FRB Ser. 05-CIP1, Class B, 5.369s, 2038	145,316	143,896
Ser. 04-KEY2, Class D, 5.046s, 2039	263,000	261,099

ML-CFC Commercial Mortgage Trust
Ser. 06-3, Class AJ, 5.485s, 2046	97,000	97,275
Ser. 06-4, Class AJ, 5.239s, 2049	402,000	402,523

ML-CFC Commercial Mortgage Trust 144A
Ser. 06-4, Class AJFX, 5.147s, 2049	295,000	293,333
FRB Ser. 06-4, Class XC, IO, 0.612s, 2049	37,973,515	85,440

Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class E, 4.414s, 2046	750,000	693,300
FRB Ser. 13-C11, Class F, 4.414s, 2046	1,024,000	895,421
Ser. 13-C13, Class F, 3.707s, 2046	1,547,000	1,185,736

Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class D, 5.587s, 2044	2,100,000	1,901,005
Ser. 07-HQ11, Class C, 5.558s, 2044	1,181,000	1,180,681
FRB Ser. 06-HQ8, Class D, 5.495s, 2044	274,000	273,419
Ser. 06-HQ10, Class B, 5.448s, 2041	1,795,000	1,713,413

Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 05-C21, Class E, 5.281s, 2044	569,000	567,748

Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 12-LC5, Class E, 4.777s, 2045	333,000	297,103
FRB Ser. 13-LC12, Class D, 4.299s, 2046	1,072,000	1,009,109

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C4, Class E, 5.265s, 2044	305,000	322,355
Ser. 12-C6, Class E, 5s, 2045	533,000	492,668
Ser. 11-C4, Class F, 5s, 2044	851,000	866,318
FRB Ser. 12-C10, Class E, 4.456s, 2045	381,000	315,397
FRB Ser. 13-C12, Class D, 4.353s, 2048	185,000	174,581
FRB Ser. 13-C13, Class E, 4.137s, 2045	429,000	360,446

38 Absolute Return 700 Fund

MORTGAGE-BACKED SECURITIES (13.0%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust 144A
Ser. 13-C12, Class E, 3 1/2s, 2048	$570,000	$458,622
Ser. 13-C14, Class E, 3 1/4s, 2046	360,000	280,580

35,487,026
Residential mortgage-backed securities (non-agency) (2.6%)
Banc of America Funding Trust FRB Ser. 06-G, Class 3A3,
5 3/4s, 2036	239,247	229,677

BCAP, LLC Trust
FRB Ser. 15-RR5, Class 2A3, 1.268s, 2046	460,000	353,501
FRB Ser. 12-RR5, Class 4A8, 0.364s, 2035	2,600,000	2,391,164

BCAP, LLC Trust 144A
FRB Ser. 15-RR2, Class 26A2, 2.652s, 2036	451,000	397,615
FRB Ser. 14-RR1, Class 2A2, 2.352s, 2036	850,000	716,618
FRB Ser. 15-RR6, Class 3A2, 1.138s, 2046	440,000	375,619
FRB Ser. 14-RR2, Class 4A3, 0.464s, 2036	660,000	485,496

Bear Stearns Alt-A Trust
FRB Ser. 04-3, Class B, 3.122s, 2034	329,514	319,606
FRB Ser. 04-6, Class M2, 1.922s, 2034	1,267,666	1,115,546

Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class B1, 6.497s,
2025 (Bermuda)	919,000	912,108

Citigroup Mortgage Loan Trust 144A FRB Ser. 13-9, Class 1A2,
2.58s, 2035	497,270	432,624

Countrywide Alternative Loan Trust
FRB Ser. 05-27, Class 2A3, 1.782s, 2035	594,406	508,030
FRB Ser. 05-27, Class 1A2, 1.622s, 2035	682,953	614,819
FRB Ser. 05-27, Class 2A1, 1.572s, 2035	936,973	765,026
FRB Ser. 06-OA7, Class 1A2, 1.162s, 2046	2,032,448	1,615,796
FRB Ser. 05-27, Class 1A6, 1.017s, 2035	829,300	646,854
FRB Ser. 05-38, Class A3, 0.547s, 2035	1,828,370	1,580,626
FRB Ser. 05-59, Class 1A1, 0.524s, 2035	1,729,043	1,376,185
FRB Ser. 06-OC2, Class 2A3, 0.487s, 2036	776,382	694,861
FRB Ser. 06-OA2, Class A1, 0.404s, 2046	1,257,444	943,083
FRB Ser. 06-OC10, Class 2A2A, 0.377s, 2036	992,548	957,809
FRB Ser. 06-OC8, Class 2A2A, 0.317s, 2036	367,108	354,259

Countrywide Asset-Backed Certificates Trust
FRB Ser. 05-2, Class M4, 1.262s, 2035 F	2,568,000	2,234,160
FRB Ser. 06-3, Class M1, 0.567s, 2036 F	875,000	649,950

CSMC Trust 144A
FRB Ser. 11-6R, Class 3A7, 2.923s, 2036	2,500,000	1,329,154
FRB Ser. 13-2R, Class 4A2, 2.451s, 2036	2,088,461	1,660,327

Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt Notes FRB Ser. 15-DN1,
Class B, 11.697s, 2025	1,160,662	1,347,180
Structured Agency Credit Risk Debt Notes FRB Ser. 15-DNA1,
Class B, 9.397s, 2027	370,000	419,433
Structured Agency Credit Risk Debt Notes Ser. 15-DNA2,
Class B, 7.737s, 2027	969,000	937,023

Federal National Mortgage Association Connecticut Avenue
Securities FRB Ser. 15-C04, Class 1M2, 5.894s, 2028	455,000	463,190

Absolute Return 700 Fund 39

MORTGAGE-BACKED SECURITIES (13.0%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
GSAA Home Equity Trust FRB Ser. 05-9, Class M3, 0.727s, 2035	$1,000,000	$707,378

GSAMP Trust FRB Ser. 06-NC1, Class M1, 0.557s, 2036	2,425,000	1,721,750

IndyMac INDX Mortgage Loan Trust FRB Ser. 07-FLX2,
Class A1C, 0.387s, 2037	729,261	525,068

Nomura Resecuritization Trust 144A
FRB Ser. 10-6RA, Class 1A6, 2.65s, 2036	174,384	160,651
FRB Ser. 15-1R, Class 6A9, 0.399s, 2047	1,000,000	620,000

Structured Asset Mortgage Investments II Trust FRB
Ser. 06-AR7, Class A11, 0.497s, 2036	1,822,470	806,246

WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 04-AR13, Class A1B2, 1.177s, 2034	546,165	513,395
FRB Ser. 05-AR11, Class A1C3, 0.707s, 2045 F	1,144,761	1,001,175
FRB Ser. 05-AR19, Class A1C3, 0.697s, 2045	831,689	731,886
FRB Ser. 05-AR13, Class A1C3, 0.687s, 2045	2,628,028	2,245,233
FRB Ser. 05-AR11, Class A1C4, 0.637s, 2045 F	692,088	610,732
FRB Ser. 05-AR1, Class A1B, 0.587s, 2045	176,667	161,650
FRB Ser. 05-AR9, Class A1B, 0.577s, 2045	1,286,302	1,176,141
FRB Ser. 05-AR13, Class A1B3, 0.557s, 2045	199,026	178,626

Wells Fargo Mortgage Backed Securities Trust FRB Ser. 06-AR6,
Class 7A2, 3.146s, 2036	259,866	250,797

		38,238,067

Total mortgage-backed securities (cost $190,642,746)		$187,613,648

CORPORATE BONDS AND NOTES (11.2%)*	Principal amount	Value

Basic materials (2.0%)
A Schulman, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2023	$1,945,000	$1,930,413

ArcelorMittal SA sr. unsec. bonds 10.6s, 2019 (France)	1,089,000	1,195,178

ArcelorMittal SA sr. unsec. unsub. notes 6 1/8s, 2018 (France)	85,000	85,213

Cemex SAB de CV 144A company guaranty sr. notes 5.7s,
2025 (Mexico)	3,585,000	3,343,013

Chemours Co. (The) 144A sr. unsec. notes 6 5/8s, 2023	415,000	309,694

Corp Nacional del Cobre de Chile (CODELCO) 144A sr. unsec.
unsub. notes 3 7/8s, 2021 (Chile)	950,000	959,919

Coveris Holdings SA 144A company guaranty sr. unsec. notes
7 7/8s, 2019 (Luxembourg)	500,000	470,000

CPG Merger Sub, LLC 144A company guaranty sr. unsec. unsub.
notes 8s, 2021	875,000	890,313

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7s, 2021 (Canada)	1,000,000	745,000

HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020	1,500,000	1,597,500

HudBay Minerals, Inc. company guaranty sr. unsec. notes
9 1/2s, 2020 (Canada)	2,461,000	2,147,223

JMC Steel Group, Inc. 144A sr. unsec. notes 8 1/4s, 2018	960,000	652,800

Mercer International, Inc. company guaranty sr. unsec. notes
7 3/4s, 2022 (Canada)	2,310,000	2,413,950

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	3,560,000	3,568,900

Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)	1,325,000	1,368,063

40 Absolute Return 700 Fund

CORPORATE BONDS AND NOTES (11.2%)* cont.		Principal amount	Value

Basic materials cont.
Platform Specialty Products Corp. 144A sr. unsec. notes
6 1/2s, 2022		$316,000	$270,180

PQ Corp. 144A sr. notes 8 3/4s, 2018		950,000	958,313

Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty
sr. notes 9s, 2017		1,500,000	1,308,750

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2022		2,000,000	2,055,000

TMS International Corp. 144A company guaranty sr. unsec.
notes 7 5/8s, 2021		685,000	625,063

Univar, Inc. 144A sr. unsec. notes 6 3/4s, 2023		1,073,000	1,062,270

Vale Overseas, Ltd. company guaranty sr. unsec. unsub. notes
6 1/4s, 2017 (Brazil)		230,000	234,954

28,191,709
Capital goods (1.0%)
ADS Waste Holdings, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020		2,400,000	2,517,000

American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 7 3/4s, 2019		1,750,000	1,955,625

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes
6 1/2s, 2023 (Canada)		1,000,000	1,032,500

DH Services Luxembourg Sarl 144A company guaranty sr.
unsec. notes 7 3/4s, 2020 (Luxembourg)		500,000	515,000

Gates Global, LLC/Gates Global Co. 144A sr. unsec.
notes 6s, 2022		2,190,000	1,752,000

KION Finance SA 144A sr. unsub. notes 6 3/4s,
2020 (Luxembourg)	EUR	150,000	172,783

KLX, Inc. 144A company guaranty sr. unsec. unsub. notes
5 7/8s, 2022		$2,540,000	2,592,388

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes
8 1/2s, 2020		1,370,000	1,426,540

Omega US Sub, LLC 144A sr. unsec. notes 8 3/4s, 2023		1,000,000	941,250

TransDigm, Inc. company guaranty sr. unsec. sub. notes
6 1/2s, 2024		1,000,000	1,017,500

Communication services (1.5%)			13,922,586
Altice SA 144A company guaranty sr. notes 7 3/4s,
2022 (Luxembourg)		2,500,000	2,406,250

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020		2,000,000	2,002,280

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5 1/8s, 2021		3,000,000	2,882,220

Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)		2,015,000	1,783,275

Digicel, Ltd. 144A company guaranty sr. unsec. notes 6 3/4s,
2023 (Jamaica)		200,000	180,000

Digicel, Ltd. 144A sr. unsec. notes 7s, 2020 (Jamaica)		500,000	486,250

Frontier Communications Corp. 144A sr. unsec. notes
8 7/8s, 2020		2,470,000	2,564,156

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7 3/4s, 2021 (Luxembourg)		1,505,000	887,950

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
6 3/4s, 2018 (Luxembourg)		700,000	621,250

Sprint Communications, Inc. sr. unsec. unsub. notes 7s, 2020		1,500,000	1,395,000

Absolute Return 700 Fund 41

CORPORATE BONDS AND NOTES (11.2%)* cont.		Principal amount	Value

Communication services cont.
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/4s, 2021		$1,500,000	$1,543,125

Telenet Finance V Luxembourg SCA 144A sr. notes 6 3/4s,
2024 (Luxembourg)	EUR	115,000	139,258

Telenet Finance V Luxembourg SCA 144A sr. notes 6 1/4s,
2022 (Luxembourg)	EUR	165,000	195,958

Virgin Media Secured Finance PLC 144A sr. notes 6s, 2021
(United Kingdom)	GBP	486,000	790,694

West Corp. 144A company guaranty sr. unsec. notes
5 3/8s, 2022		$1,350,000	1,285,875

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. notes 10 1/4s, 2019		2,025,000	2,022,469

Wind Acquisition Finance SA 144A company guaranty sr. unsec.
bonds 7 3/8s, 2021 (Luxembourg)		1,000,000	1,007,500

22,193,510
Consumer cyclicals (1.4%)
American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10 1/4s, 2022		1,000,000	1,010,000

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)		2,500,000	2,437,500

Eldorado Resorts, Inc. 144A sr. unsec. notes 7s, 2023		2,835,000	2,870,438

Garda World Security Corp. 144A company guaranty sr. unsec.
unsub. notes 7 1/4s, 2021 (Canada)		480,000	436,800

Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018		437,000	382,375

iHeartCommunications, Inc. company guaranty sr.
notes 9s, 2019		885,000	748,931

JC Penney Corp, Inc. company guaranty sr. unsec. bonds
8 1/8s, 2019		700,000	696,500

Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019		2,435,000	2,221,938

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)		1,491,000	1,467,703

Navistar International Corp. sr. notes 8 1/4s, 2021		1,994,000	1,555,320

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
notes 8 3/4s, 2021 ‡‡		1,475,000	1,532,083

Owens Corning company guaranty sr. unsec. notes 9s, 2019		47,000	55,283

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018		1,300,000	1,378,000

Scientific Games Corp. company guaranty sr. unsec. sub. notes
8 1/8s, 2018		925,000	841,750

Scientific Games International, Inc. 144A company guaranty sr.
notes 7s, 2022		530,000	532,650

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021		1,250,000	1,206,250

Townsquare Media, Inc. 144A sr. unsec. notes 6 1/2s, 2023		630,000	604,800

19,978,321
Consumer staples (0.4%)
BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019		2,573,000	2,595,514

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021		1,500,000	1,320,000

Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020		1,575,000	1,689,188

			5,604,702

42 Absolute Return 700 Fund

CORPORATE BONDS AND NOTES (11.2%)* cont.	Principal amount	Value

Energy (1.5%)

Archrock Partners LP/EXLP Finance Corp. company guaranty
sr. unsec. notes 6s, 2021	$600,000	$519,000

California Resources Corp. company guaranty sr. unsec.
notes 6s, 2024	695,000	472,600

CHC Helicopter SA company guaranty sr. notes 9 1/4s,
2020 (Canada)	1,575,000	897,750

Chesapeake Energy Corp. company guaranty sr. unsec. notes
6 7/8s, 2020	530,000	359,075

Chesapeake Energy Corp. company guaranty sr. unsec. notes
6 5/8s, 2020	1,602,000	1,085,355

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022	1,000,000	1,003,750

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022	1,200,000	1,057,500

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. unsub. notes 6 7/8s, 2023	800,000	704,000

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021	1,500,000	503,438

Halcon Resources Corp. 144A company guaranty notes
8 5/8s, 2020	1,405,000	1,211,813

Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022	943,000	931,213

Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	510,000	132,600

Linn Energy, LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/2s, 2019	2,250,000	585,000

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6 7/8s, 2022	1,048,000	893,420

Petrobras Global Finance BV company guaranty sr. unsec. notes
3 7/8s, 2016 (Brazil)	2,275,000	2,269,313

Petrobras Global Finance BV company guaranty sr. unsec.
unsub. notes 6 1/4s, 2024 (Brazil)	550,000	441,386

Petroleos de Venezuela SA company guaranty sr. unsec. notes
Ser. REGS, 8 1/2s, 2017 (Venezuela)	333,333	203,333

Petroleos de Venezuela SA sr. unsec. notes 5 1/8s,
2016 (Venezuela)	2,700,000	2,025,000

Petroleos de Venezuela SA 144A company guaranty sr. notes
8 1/2s, 2017 (Venezuela)	999,999	609,999

Samson Investment Co. company guaranty sr. unsec. unsub.
notes 9 3/4s, 2020 (In default) †	2,500,000	6,250

SandRidge Energy, Inc. 144A company guaranty notes
8 3/4s, 2020	2,600,000	1,589,250

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021	1,982,000	1,853,170

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	2,000,000	1,760,000

21,114,215
Financials (1.5%)
Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	1,000,000	1,067,500

Hartford Financial Services Group, Inc. (The) jr. unsec. sub. FRB
8 1/8s, 2038	645,000	717,563

HUB International, Ltd. 144A sr. unsec. notes 7 7/8s, 2021	2,375,000	2,369,063

Absolute Return 700 Fund 43

CORPORATE BONDS AND NOTES (11.2%)* cont.	Principal amount	Value

Financials cont.
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 4 7/8s, 2019	$1,430,000	$1,462,604

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657s,
perpetual maturity (United Kingdom)	200,000	224,000

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2021	1,500,000	1,372,500

Ocwen Financial Corp. 144A company guaranty sr. unsec. notes
7 1/8s, 2019	900,000	821,250

OneMain Financial Holdings, Inc. 144A company guaranty sr.
unsec. unsub. notes 7 1/4s, 2021	1,000,000	1,045,000

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2021	995,000	960,175

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A sr.
unsec. unsub. notes 5.298s, 2017 (Russia)	600,000	606,000

Sberbank of Russia Via SB Capital SA 144A unsec. sub. notes
5 1/8s, 2022 (Russia)	750,000	705,000

Stearns Holdings, Inc. 144A company guaranty sr. notes
9 3/8s, 2020	1,000,000	1,007,500

TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
8 1/2s, 2018	1,000,000	785,000

USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021	1,151,000	1,151,000

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. notes
5.942s, 2023 (Russia)	200,000	190,905

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.902s, 2020 (Russia)	800,000	820,000

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.8s, 2025 (Russia)	250,000	245,000

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)	1,500,000	1,573,875

VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds
6.95s, 2022 (Russia)	2,600,000	2,483,000

Wayne Merger Sub, LLC 144A sr. unsec. notes 8 1/4s, 2023	2,370,000	2,355,188

21,962,123
Health care (0.9%)
AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7 7/8s, 2023	2,510,000	2,340,575

CHS/Community Health Systems, Inc. company guaranty sr.
notes 5 1/8s, 2018	555,000	565,406

Concordia Healthcare Corp. 144A company guaranty sr. unsec.
notes 7s, 2023 (Canada)	2,275,000	1,984,938

Crimson Merger Sub, Inc. 144A sr. unsec. notes 6 5/8s, 2022	1,250,000	1,082,813

DPx Holdings BV 144A sr. unsec. notes 7 1/2s,
2022 (Netherlands)	870,000	887,400

Endo Limited/Endo Finance LLC/Endo Finco, Inc. 144A
company guaranty sr. unsec. notes 6s, 2023 (Ireland)	1,875,000	1,879,688

HCA, Inc. sr. notes 6 1/2s, 2020	610,000	683,200

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes
10 1/2s, 2018	856,000	905,220

Service Corporation International sr. unsec. notes 7s, 2017	185,000	199,452

44 Absolute Return 700 Fund

CORPORATE BONDS AND NOTES (11.2%)* cont.	Principal amount	Value

Health care cont.
Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	$665,000	$709,888

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 3/8s, 2020	2,430,000	2,174,850

13,413,430
Technology (0.6%)
Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	1,000,000	812,500

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	675,000	707,906

Infor US, Inc. 144A sr. unsec. notes 6 1/2s, 2022	2,500,000	2,368,750

Iron Mountain, Inc. 144A company guaranty sr. unsec.
notes 6s, 2020 R	2,465,000	2,612,900

Micron Technology, Inc. 144A sr. unsec. notes 5 1/4s, 2023	950,000	928,141

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019	1,400,000	1,172,500

8,602,697
Utilities and power (0.4%)
AES Corp./Virginia (The) sr. unsec. notes 5 1/2s, 2025	1,834,000	1,701,035

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2022	500,000	385,000

EP Energy, LLC/Everest Acquisition Finance, Inc. sr. unsec.
notes 9 3/8s, 2020	1,495,000	1,300,650

NRG Energy, Inc. company guaranty sr. unsec. notes
6 1/4s, 2022	3,000,000	2,760,000

		6,146,685

Total corporate bonds and notes (cost $174,964,254)		$161,129,978

COMMODITY LINKED NOTES (7.7%)* †††	Principal amount	Value

Citigroup, Inc. sr. notes Ser. G, 1-month USD LIBOR less 0.18%, 2016
(Indexed to the CVICF3F0 Index multiplied by 3)	$45,230,000	$45,278,622

Deutsche Bank AG/London 144A notes, 1-month USD LIBOR less
0.16%, 2016 (Indexed to the DB Commodity Backwardation Alpha
22 USD Total Return Index multiplied by 3) (United Kingdom)	5,880,000	6,203,400

Deutsche Bank AG/London 144A sr. unsec. notes, 1-month USD
LIBOR less 0.16%, 2016 (Indexed to the S&P GSCI Total Return Index
multiplied by 3) (United Kingdom)	4,570,000	4,229,078

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2016
(Indexed to the UBSIF3AT Index multiplied by 3) (United Kingdom)	12,962,592	13,089,107

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2016
(Indexed to the S&P GSCI Commodity Index multiplied by 3)
(United Kingdom)	24,670,000	22,394,193

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2016
(Indexed to the UBSIF3AT Index multiplied by 3) (United Kingdom)	12,750,000	12,715,193

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2015
(Indexed to the UBSIF3AT Index multiplied by 3) (United Kingdom)	6,700,000	7,110,643

Total commodity Linked Notes (cost $112,762,592)		$111,020,236

Absolute Return 700 Fund 45

INVESTMENT COMPANIES (7.0%)*	Shares	Value

Consumer Discretionary Select Sector SPDR Fund	213,600	$17,295,192

Consumer Staples Select Sector SPDR Fund	336,200	16,769,656

Health Care Select Sector SPDR Fund	239,500	17,085,930

Industrial Select Sector SPDR Fund	318,000	17,257,860

Utility Select Sector SPDR Fund	729,700	31,924,375

Total investment companies (cost $95,019,231)		$100,333,013

SENIOR LOANS (3.4%)* [c]	Principal amount	Value

Basic materials (0.3%)
AIlnex Luxembourg & CY SCA bank term loan FRN Ser. B1,
4 1/2s, 2019 (Luxembourg)	$610,093	$609,711

AIlnex Luxembourg & CY SCA bank term loan FRN Ser. B2,
4 1/2s, 2019 (Luxembourg)	316,548	316,350

Builders FirstSource, Inc. bank term loan FRN 6s, 2022	2,522,000	2,504,661

KP Germany Erste GmbH bank term loan FRN 5s,
2020 (Germany)	698,847	698,847

KP Germany Erste GmbH bank term loan FRN 5s,
2020 (Germany)	298,653	298,653

4,428,222
Communication services (0.2%)
Asurion, LLC bank term loan FRN 8 1/2s, 2021	2,090,000	1,876,298

Asurion, LLC bank term loan FRN Ser. B2, 4 1/4s, 2020	651,993	607,331

Consumer cyclicals (1.9%)		2,483,629
Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11s, 2017	1,850,305	1,686,090

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B7, 11 1/2s, 2017	1,393,000	1,238,899

Caesars Growth Properties Holdings, LLC bank term loan FRN
6 1/4s, 2021	834,438	735,870

CBAC Borrower, LLC bank term loan FRN Ser. B, 8 1/4s, 2020	1,500,000	1,410,000

DBP Holding Corp. bank term loan FRN Ser. B, 5 1/4s, 2019	2,900,000	2,460,157

Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019	1,957,242	1,306,948

Golden Nugget, Inc. bank term loan FRN Ser. B, 5 1/2s, 2019	583,406	584,136

Golden Nugget, Inc. bank term loan FRN Ser. DD, 5 1/2s, 2019	250,031	250,344

iHeartCommunications, Inc. bank term loan FRN Ser. D,
6.948s, 2019	1,617,000	1,352,506

JC Penney Corp., Inc. bank term loan FRN 6s, 2018	982,412	978,482

JC Penney Corp., Inc. bank term loan FRN 5s, 2019	1,748,052	1,738,001

Jo-Ann Stores, Inc. bank term loan FRN Ser. B, 4s, 2018	543,489	524,467

MGM Resorts International bank term loan FRN Ser. B,
3 1/2s, 2019	972,500	970,069

Navistar, Inc. bank term loan FRN Ser. B, 6 1/2s, 2020	1,500,000	1,450,001

ROC Finance, LLC bank term loan FRN 5s, 2019	2,060,109	1,936,502

Sabre GLBL, Inc. bank term loan FRN Ser. B, 4s, 2019	1,701,875	1,700,173

Scientific Games International, Inc. bank term loan FRN
Ser. B2, 6s, 2021	1,985,000	1,937,856

Station Casinos, LLC bank term loan FRN Ser. B, 4 1/4s, 2020	1,132,828	1,132,220

Talbots, Inc. (The) bank term loan FRN 9 1/2s, 2021	2,100,000	2,052,750

46 Absolute Return 700 Fund

SENIOR LOANS (3.4%)* [c] cont.	Principal amount	Value

Consumer cyclicals cont.
Travelport Finance Sarl bank term loan FRN Ser. B, 5 3/4s,
2021 (Luxembourg)	$753,280	$747,316

Yonkers Racing Corp. bank term loan FRN 4 1/4s, 2019	941,215	912,586

27,105,373
Consumer staples (0.3%)
Del Monte Foods, Inc. bank term loan FRN 8 1/4s, 2021	1,000,000	900,000

Hostess Brands, LLC bank term loan FRN 8 1/2s, 2023	1,995,000	1,997,494

Rite Aid Corp. bank term loan FRN 4 7/8s, 2021	2,000,000	2,001,876

4,899,370
Energy (0.1%)
Fieldwood Energy, LLC bank term loan FRN 8 3/8s, 2020	1,060,000	385,310

Offshore Group Investment, Ltd. bank term loan FRN Ser. B, 5s,
2017 (Cayman Islands)	886,342	249,653

Tervita Corp. bank term loan FRN Ser. B, 6 1/4s, 2018 (Canada)	388,261	300,902

935,865
Financials (0.4%)
Altisource Solutions Sarl bank term loan FRN Ser. B, 4 1/2s,
2020 (Luxembourg)	1,945,112	1,736,013

Capital Automotive LP bank term loan FRN 6s, 2020	2,000,000	1,995,000

Walter Investment Management Corp. bank term loan FRN
Ser. B, 4 3/4s, 2020	1,395,445	1,281,483

5,012,496
Health care (0.1%)
Kinetic Concepts, Inc. bank term loan FRN 4 1/2s, 2018	1,314,674	1,314,017

1,314,017
Technology (0.1%)
Avaya, Inc. bank term loan FRN Ser. B6, 6 1/2s, 2018	1,461,118	1,215,168

Infor US, Inc. bank term loan FRN Ser. B5, 3 3/4s, 2020	594,900	578,210

1,793,378
Transportation (—%)
Livingston International, Inc. bank term loan FRN 9s,
2020 (Canada)	341,087	306,978

306,978
Utilities and power (—%)
Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.683s, 2017	848,159	286,784

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.683s, 2017	8,705	2,943

		289,727

Total senior loans (cost $53,107,200)		$48,569,055

WARRANTS (1.5%)* †	Expiration	Strike
	date	price	Warrants	Value

Bharat Petroleum Corp., Ltd. 144A (India)	3/9/18	$0.00	209,975	$2,799,131

Ceat, Ltd. 144A (India)	8/15/16	0.00	32,713	541,445

Hindustan Zinc. Ltd. 144A (India)	10/27/17	0.00	919,925	2,212,352

Indian Oil Corp., Ltd. 144A (India)	8/25/17	0.00	436,747	2,671,813

Infosys, Ltd. 144A (India)	10/10/16	0.00	115,936	2,014,531

Kweichow Moutai Co., Ltd. 144A (China)	4/13/16	0.00	54,265	1,836,034

Power Finance Corp., Ltd. 144A (India)	3/9/18	0.00	659,337	2,419,603

Rural Electrification Corp., Ltd. 144A (India)	3/6/17	0.00	567,140	2,166,319

Absolute Return 700 Fund 47

WARRANTS (1.5%)* † cont.	Expiration	Strike
	date	price	Warrants	Value

Shanghai Pudong Development Bank Co., Ltd.
144A (China)	10/6/17	$0.00	564,200	$1,462,856

Tata Chemicals, Ltd. 144A (India)	7/16/16	0.00	129,562	809,849

Wipro, Ltd. 144A (India)	10/6/17	0.00	25,224	221,127

YES Bank, Ltd. 144A (India)	8/15/16	0.00	148,514	1,724,235

Total warrants (cost $22,262,410)				$20,879,295

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (1.0%)*	Principal amount	Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)	$998,000	$990,515

Buenos Aires (Province of) 144A sr. unsec. unsub. notes
10 7/8s, 2021 (Argentina)	1,155,000	1,215,638

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.95s,
2021 (Argentina)	4,429,748	4,547,136

Croatia (Republic of) 144A sr. unsec. notes 6 1/4s,
2017 (Croatia)	475,000	497,088

Croatia (Republic of) 144A sr. unsec. unsub. notes 6 3/8s,
2021 (Croatia)	220,000	236,775

Russia (Federation of) 144A sr. notes 5 5/8s, 2042 (Russia)	1,200,000	1,197,000

Venezuela (Bolivarian Republic of) unsec. bonds 5 3/4s,
2016 (Venezuela)	5,900,000	5,383,750

Total foreign government and agency bonds and notes (cost $13,639,080)		$14,067,902

ASSET-BACKED SECURITIES (0.5%)*	Principal amount	Value

Station Place Securitization Trust
FRB Ser. 15-4, Class A, 1.402s, 2017	$3,855,000	$3,855,000
FRB Ser. 15-2, Class A, 1.235s, 2017	2,622,000	2,622,000

Total asset-backed securities (cost $6,477,000)		$6,477,000

PURCHASED SWAP OPTIONS OUTSTANDING (0.0%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
(1.548)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/1.548	$39,450,000	$197

Citibank, N.A.
(2.087)/3 month USD-LIBOR-BBA/May-18	May-16/2.087	14,863,700	5,054

Credit Suisse International
(2.915)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.915	1,860,700	109,074

(3.315)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/3.315	1,860,700	60,316

Goldman Sachs International
2.0775/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.0775	13,468,800	85,392

0.90/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.90	35,061,700	52,593

1.36/3 month USD-LIBOR-BBA/Nov-20	Nov-15/1.36	33,063,000	34,716

(2.82)/3 month USD-LIBOR-BBA/Jan-46	Jan-16/2.82	2,475,800	32,879

1.285/3 month USD-LIBOR-BBA/Nov-20	Nov-15/1.285	33,063,000	17,193

(2.18625)/3 month USD-LIBOR-BBA/Jun-18	Jun-16/2.18625	14,863,700	3,865

(2.5025)/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.5025	13,468,800	1,347

48 Absolute Return 700 Fund

PURCHASED SWAP OPTIONS OUTSTANDING (0.0%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date cont.	date/strike	amount	Value

JPMorgan Chase Bank N.A.
(2.148)/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.148	$16,531,400	$85,302

0.98/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.98	15,271,500	35,888

1.898/3 month USD-LIBOR-BBA/Nov-25	Nov-15/1.898	16,531,400	30,748

Total purchased swap options outstanding (cost $1,004,436)			$554,564

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.5%)*	strike price	amount	Value

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Dec-15/$100.98	$1,000,000	$5,482

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Dec-15/100.86	1,000,000	4,851

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Dec-15/100.66	1,000,000	4,207

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Dec-15/100.50	1,000,000	3,584

SPDR S&P 500 ETF Trust (Put)	Oct-16/173.00	325,990	1,802,725

SPDR S&P 500 ETF Trust (Put)	Sep-16/168.00	339,558	1,453,308

SPDR S&P 500 ETF Trust (Put)	Aug-16/165.00	334,131	1,094,603

SPDR S&P 500 ETF Trust (Put)	Jul-16/165.00	334,131	941,494

SPDR S&P 500 ETF Trust (Put)	Jun-16/165.00	334,131	818,624

SPDR S&P 500 ETF Trust (Put)	May-16/163.00	337,316	647,647

Total purchased options outstanding (cost $13,832,568)			$6,776,525

SHORT-TERM INVESTMENTS (12.7%)*	Principal amount/shares		Value

Putnam Money Market Liquidity Fund 0.11% L	Shares	1	$1

Putnam Short Term Investment Fund 0.15% L	Shares	115,794,966	115,794,966

SSgA Prime Money Market Fund Class N 0.09% P	Shares	1,840,000	1,840,000

U.S. Treasury Bills 0.13%, April 21, 2016 Δ		$365,000	364,649

U.S. Treasury Bills 0.07%, April 14, 2016 # Δ §		14,350,000	14,338,147

U.S. Treasury Bills 0.07%, April 7, 2016 # Δ		9,946,000	9,939,058

U.S. Treasury Bills 0.12%, February 18, 2016 # Δ §		14,368,000	14,364,825

U.S. Treasury Bills 0.15%, February 11, 2016 # Δ §		11,676,000	11,673,338

U.S. Treasury Bills 0.03%, February 4, 2016 # Δ		4,438,000	4,436,775

U.S. Treasury Bills 0.09%, January 14, 2016 # Δ §		9,765,000	9,763,389

Total short-term investments (cost $182,523,046)			$182,515,148

TOTAL INVESTMENTS

Total investments (cost $1,965,781,448)			$1,951,477,825

Absolute Return 700 Fund 49

Key to holding’s currency abbreviations
EUR	Euro
GBP	British Pound

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
NVDR	Non-voting Depository Receipts
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PJSC	Public Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2014 through October 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,438,797,084.

††† The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† This security is non-income-producing.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

50 Absolute Return 700 Fund

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $949,999,457 to cover certain derivative contracts and delayed delivery securities .

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 10/31/15 (aggregate face value $170,374,273)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	British Pound	Sell	12/16/15	$134,247	$133,333	$(914)

	Canadian Dollar	Sell	1/20/16	586,341	579,034	(7,307)

	Euro	Sell	12/16/15	2,504,515	2,578,799	74,284

	Japanese Yen	Buy	11/18/15	2,423,003	2,425,635	(2,632)

	Japanese Yen	Sell	11/18/15	2,423,003	2,358,454	(64,549)

	Mexican Peso	Buy	1/20/16	1,741,784	1,688,518	53,266

	New Taiwan Dollar	Buy	11/18/15	39,350	103,960	(64,610)

	New Zealand Dollar	Buy	1/20/16	135,413	128,040	7,373

	Norwegian Krone	Sell	12/16/15	1,833,073	1,851,028	17,955

	Swedish Krona	Sell	12/16/15	1,476,101	1,482,292	6,191

Barclays Bank PLC
	Australian Dollar	Buy	1/20/16	1,532,947	1,537,965	(5,018)

	British Pound	Buy	12/16/15	5,017,840	4,983,282	34,558

	Euro	Buy	12/16/15	278,952	308,124	(29,172)

	Japanese Yen	Buy	11/18/15	4,142,293	4,116,671	25,622

	Japanese Yen	Sell	11/18/15	4,142,293	4,138,833	(3,460)

	Mexican Peso	Buy	1/20/16	1,972,255	1,909,802	62,453

	New Zealand Dollar	Buy	1/20/16	844,328	785,395	58,933

	Norwegian Krone	Buy	12/16/15	256,202	285,547	(29,345)

	Singapore Dollar	Buy	11/18/15	2,257,234	2,248,106	9,128

	Singapore Dollar	Sell	11/18/15	2,257,234	2,290,487	33,253

	Swedish Krona	Buy	12/16/15	336,025	398,783	(62,758)

Citibank, N.A.
	British Pound	Sell	12/16/15	1,111,274	1,103,548	(7,726)

	Canadian Dollar	Sell	1/20/16	1,775,001	1,754,370	(20,631)

	Euro	Sell	12/16/15	3,108,744	3,199,991	91,247

Absolute Return 700 Fund 51

FORWARD CURRENCY CONTRACTS at 10/31/15 (aggregate face value $170,374,273) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.
	Japanese Yen	Buy	11/18/15	$1,483,318	$1,443,837	$39,481

	Japanese Yen	Sell	11/18/15	1,483,318	1,484,915	1,597

	Mexican Peso	Buy	1/20/16	2,030,284	1,972,582	57,702

	Norwegian Krone	Buy	12/16/15	1,242,611	1,281,692	(39,081)

	Swedish Krona	Sell	12/16/15	1,983,133	2,016,873	33,740

Credit Suisse International
	Australian Dollar	Buy	1/20/16	68,904	68,038	866

	British Pound	Buy	12/16/15	2,116,044	2,101,394	14,650

	Canadian Dollar	Buy	1/20/16	1,027,129	1,016,451	10,678

	Euro	Sell	12/16/15	1,953,102	2,013,930	60,828

	Indian Rupee	Buy	11/18/15	2,035,996	2,034,902	1,094

	Japanese Yen	Buy	11/18/15	5,646,055	5,617,472	28,583

	Japanese Yen	Sell	11/18/15	5,646,055	5,658,683	12,628

	New Zealand Dollar	Buy	1/20/16	447,785	423,593	24,192

	Norwegian Krone	Sell	12/16/15	921,757	936,790	15,033

	Singapore Dollar	Buy	11/18/15	1,991,765	1,984,151	7,614

	Singapore Dollar	Sell	11/18/15	1,991,765	2,018,550	26,785

	Swedish Krona	Buy	12/16/15	3,293,571	3,348,979	(55,408)

Deutsche Bank AG
	British Pound	Sell	12/16/15	12,484	12,398	(86)

	Czech Koruna	Sell	12/16/15	2,015,134	2,062,349	47,215

	Euro	Buy	12/16/15	393,173	395,251	(2,078)

	Japanese Yen	Buy	11/18/15	2,551,662	2,554,484	(2,822)

	Japanese Yen	Sell	11/18/15	2,551,662	2,483,974	(67,688)

	Norwegian Krone	Buy	12/16/15	261,789	269,960	(8,171)

	Polish Zloty	Sell	12/16/15	1,655,223	1,683,906	28,683

	Swedish Krona	Sell	12/16/15	2,945,384	2,996,492	51,108

Goldman Sachs International
	Australian Dollar	Buy	1/20/16	305,240	301,420	3,820

	British Pound	Buy	12/16/15	1,915,984	1,902,936	13,048

	Canadian Dollar	Buy	1/20/16	546,819	555,034	(8,215)

	Euro	Sell	12/16/15	745,852	773,093	27,241

	Japanese Yen	Sell	11/18/15	1,374,595	1,337,964	(36,631)

	Norwegian Krone	Sell	12/16/15	1,027,702	1,059,711	32,009

	Swedish Krona	Buy	12/16/15	991,613	1,001,147	(9,534)

HSBC Bank USA, National Association
	British Pound	Sell	12/16/15	1,236,427	1,227,863	(8,564)

	Canadian Dollar	Sell	1/20/16	188,592	186,369	(2,223)

	Euro	Buy	12/16/15	143,602	147,821	(4,219)

	Japanese Yen	Buy	11/18/15	893,878	894,866	(988)

	Japanese Yen	Sell	11/18/15	893,878	870,237	(23,641)

	Swedish Krona	Sell	12/16/15	880,128	895,450	15,322

52 Absolute Return 700 Fund

FORWARD CURRENCY CONTRACTS at 10/31/15 (aggregate face value $170,374,273) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/20/16	$1,027,671	$1,018,872	$8,799

	British Pound	Buy	12/16/15	1,389,323	1,379,998	9,325

	Canadian Dollar	Sell	1/20/16	340,793	319,542	(21,251)

	Euro	Sell	12/16/15	979,578	970,918	(8,660)

	Indian Rupee	Buy	11/18/15	2,032,107	2,028,077	4,030

	Japanese Yen	Buy	11/18/15	2,698,100	2,614,647	83,453

	Japanese Yen	Sell	11/18/15	2,698,100	2,756,870	58,770

	Mexican Peso	Buy	1/20/16	452,415	438,668	13,747

	New Taiwan Dollar	Sell	11/18/15	1,920,918	1,960,599	39,681

	New Zealand Dollar	Buy	1/20/16	1,029,299	973,575	55,724

	Norwegian Krone	Sell	12/16/15	858,849	858,143	(706)

	Singapore Dollar	Buy	11/18/15	2,167,341	2,160,872	6,469

	Singapore Dollar	Sell	11/18/15	2,167,341	2,196,237	28,896

	South Korean Won	Buy	11/18/15	2,103,523	2,036,624	66,899

	South Korean Won	Sell	11/18/15	2,103,523	2,029,353	(74,170)

	Swedish Krona	Buy	12/16/15	525,871	493,729	32,142

Royal Bank of Scotland PLC (The)
	British Pound	Buy	12/16/15	720,247	701,223	19,024

	Canadian Dollar	Buy	1/20/16	1,183,843	1,208,284	(24,441)

	Euro	Sell	12/16/15	2,780,054	2,814,547	34,493

	Japanese Yen	Sell	11/18/15	1,761,932	1,795,385	33,453

	New Zealand Dollar	Buy	1/20/16	255,405	277,981	(22,576)

	Norwegian Krone	Sell	12/16/15	19,500	20,051	551

	Singapore Dollar	Buy	11/18/15	1,012,220	999,507	12,713

	Singapore Dollar	Sell	11/18/15	1,012,220	1,027,042	14,822

	South Korean Won	Buy	11/18/15	2,103,855	2,020,169	83,686

	South Korean Won	Sell	11/18/15	2,103,855	2,034,912	(68,943)

	Swedish Krona	Sell	12/16/15	2,526,615	2,524,926	(1,689)

State Street Bank and Trust Co.
	British Pound	Buy	12/16/15	230,732	229,131	1,601

	Canadian Dollar	Sell	1/20/16	906,268	880,993	(25,275)

	Euro	Buy	12/16/15	1,704,632	1,806,091	(101,459)

	Hungarian Forint	Buy	12/16/15	1,711,394	1,715,972	(4,578)

	Japanese Yen	Buy	11/18/15	2,251,806	2,233,772	18,034

	Japanese Yen	Sell	11/18/15	2,251,806	2,253,771	1,965

	Norwegian Krone	Sell	12/16/15	1,525,781	1,573,466	47,685

	Singapore Dollar	Buy	11/18/15	3,092,951	3,072,631	20,320

	Singapore Dollar	Sell	11/18/15	3,092,951	3,138,679	45,728

	Swedish Krona	Buy	12/16/15	776,552	790,042	(13,490)

Absolute Return 700 Fund 53

FORWARD CURRENCY CONTRACTS at 10/31/15 (aggregate face value $170,374,273) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG
	Australian Dollar	Buy	1/20/16	$1,002,667	$1,035,211	$(32,544)

	Swedish Krona	Buy	12/16/15	995,374	1,045,956	(50,582)

WestPac Banking Corp.
	Australian Dollar	Buy	1/20/16	328,682	324,616	4,066

	Canadian Dollar	Sell	1/20/16	680,294	672,099	(8,195)

	Euro	Sell	12/16/15	1,662,156	1,710,996	48,840

	Japanese Yen	Sell	11/18/15	2,737,629	2,731,421	(6,208)

	South Korean Won	Buy	11/18/15	2,108,302	2,042,162	66,140

	South Korean Won	Sell	11/18/15	2,108,302	2,030,959	(77,343)

Total						$779,655

FUTURES CONTRACTS OUTSTANDING at 10/31/15
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

DAX Index (Long)	2	$594,883	Dec-15	$39,389

Euro STOXX 50 Index (Long)	626	23,425,609	Dec-15	1,618,556

Euro-CAC 40 Index (Short)	21	1,130,501	Nov-15	(67,026)

FTSE 100 Index (Long)	23	2,240,869	Dec-15	91,948

S&P 500 Index E-Mini (Long)	42	4,354,770	Dec-15	23,661

S&P 500 Index E-Mini (Short)	2,525	261,804,625	Dec-15	(13,153,347)

S&P Mid Cap 400 Index
E-Mini (Long)	428	61,691,920	Dec-15	1,759,327

SPI 200 Index (Short)	26	2,426,964	Dec-15	(106,692)

Tokyo Price Index (Long)	85	10,978,081	Dec-15	940,058

U.S. Treasury Bond 30 yr (Long)	11	1,720,813	Dec-15	916

U.S. Treasury Bond Ultra
30 yr (Short)	84	13,419,000	Dec-15	(59,338)

U.S. Treasury Note 2 yr (Short)	28	6,122,375	Dec-15	806

U.S. Treasury Note 5 yr (Short)	371	44,435,946	Dec-15	(60,802)

U.S. Treasury Note 10 yr (Long)	292	37,284,750	Dec-15	177,401

U.S. Treasury Note 10 yr (Short)	7	893,813	Dec-15	(4,201)

Total				$(8,799,344)

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/15 (premiums $2,771,131)
Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
1.798/3 month USD-LIBOR-BBA/Dec-17	Dec-15/1.798	$39,450,000	$39

1.278/3 month USD-LIBOR-BBA/Dec-17	Dec-15/1.278	9,862,500	493

Citibank, N.A.
2.587/3 month USD-LIBOR-BBA/May-18	May-16/2.587	14,863,700	1,040

2.387/3 month USD-LIBOR-BBA/May-18	May-16/2.387	14,863,700	1,932

54 Absolute Return 700 Fund

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/15 (premiums $2,771,131) cont.
Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International
2.515/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.515	$1,860,700	$178,679

Goldman Sachs International
2.58625/3 month USD-LIBOR-BBA/Jun-18	Jun-16/2.58625	29,727,400	2,081

(1.885)/3 month USD-LIBOR-BBA/Jan-46	Jan-16/1.885	2,475,800	5,595

2.29/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.29	6,734,400	7,677

(0.725)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.725	35,061,700	13,675

(0.8125)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.8125	35,061,700	28,751

(1.435)/3 month USD-LIBOR-BBA/Nov-20	Nov-15/1.435	33,063,000	64,473

(2.29)/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.29	6,734,400	135,563

JPMorgan Chase Bank N.A.
(0.83)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.83	15,271,500	12,828

(0.905)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.905	15,271,500	22,755

(2.023)/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.023	8,265,700	40,338

2.023/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.023	8,265,700	91,253

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	9,893,000	1,269,826

Total			$1,876,998

WRITTEN OPTIONS OUTSTANDING at 10/31/15 (premiums $375,089)
	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/$99.98	$1,000,000	$2,071

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.92	1,000,000	1,928

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.86	1,000,000	1,791

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.77	1,000,000	1,604

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.19	1,000,000	787

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.03	1,000,000	645

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/98.98	1,000,000	607

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/98.86	1,000,000	516

SPDR S&P 500 ETF Trust (Call)	Nov-15/215.00	301,030	81,278

SPDR S&P 500 ETF Trust (Call)	Nov-15/215.00	301,030	69,237

SPDR S&P 500 ETF Trust (Call)	Nov-15/210.00	301,842	304,860

SPDR S&P 500 ETF Trust (Call)	Nov-15/209.00	281,712	245,089

Total			$710,413

Absolute Return 700 Fund 55

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/15
Counterparty
Fixed right or obligation % to receive			Premium	Unrealized
or (pay)/	Expiration	Contract	receivable/	appreciation/
Floating rate index/Maturity date	date/strike	amount	(payable)	(depreciation)

Bank of America N.A.
2.00/3 month USD-LIBOR-BBA/
Nov-25 (Purchased)	Nov-15/2.00	$16,531,400	$(66,126)	$4,959

(2.238)/3 month USD-LIBOR-BBA/
Nov-25 (Purchased)	Nov-15/2.238	16,531,400	(66,126)	(19,507)

2.119/3 month USD-LIBOR-BBA/
Nov-25 (Written)	Nov-15/2.119	8,265,700	66,126	14,242

(2.119)/3 month USD-LIBOR-BBA/
Nov-25 (Written)	Nov-15/2.119	8,265,700	66,126	(10,324)

Citibank, N.A.
1.475/3 month USD-LIBOR-BBA/
Nov-20 (Purchased)	Nov-15/1.475	16,531,400	(43,808)	827

1.399/3 month USD-LIBOR-BBA/
Nov-20 (Purchased)	Nov-15/1.399	16,531,400	(24,797)	496

(1.551)/3 month USD-LIBOR-BBA/
Nov-20 (Written)	Nov-15/1.551	16,531,400	68,605	(4,133)

JPMorgan Chase Bank N.A.
2.117/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.117	1,313,825	(32,193)	(250)

2.035/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.035	1,313,825	(33,383)	(4,966)

1.00/3 month USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	2,816,100	(18,620)	(7,432)

(3.035)/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.035	1,313,825	(34,958)	(17,033)

1.00/3 month USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	5,632,100	(39,566)	(17,172)

(3.117)/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.117	1,313,825	(36,787)	(21,162)

2.655/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.655	5,754,600	38,124	30,649

2.56/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.56	5,754,600	36,787	27,910

(1.00)/3 month USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	11,264,200	36,045	3,830

(1.00)/3 month USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	5,632,100	17,245	1,295

(1.56)/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.56	5,754,600	33,131	(8,977)

(1.655)/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.655	5,754,600	32,801	(15,250)

Total			$(1,374)	$(41,998)

56 Absolute Return 700 Fund

TBA SALE COMMITMENTS OUTSTANDING at 10/31/15 (proceeds receivable $256,973,555)
	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 5 1/2s,
November 1, 2045	$1,000,000	11/12/15	$1,117,188

Federal National Mortgage Association, 4s,
November 1, 2045	1,000,000	11/12/15	1,064,609

Federal National Mortgage Association, 3 1/2s,
November 1, 2045	28,000,000	11/12/15	29,144,063

Federal National Mortgage Association, 3s,
December 1, 2045	2,000,000	12/10/15	2,017,344

Federal National Mortgage Association, 3s,
November 1, 2045	220,000,000	11/12/15	222,389,068

Total			$255,732,272

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/15
	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$3,271,000	$(17,033)	9/30/25	3 month USD-	2.1575%	$19,215
			LIBOR-BBA

3,271,000	44,789	9/30/25	2.3975%	3 month USD-	(64,365)
				LIBOR-BBA

3,271,000	(28,808)	9/30/25	3 month USD-	2.2775%	43,892
			LIBOR-BBA

13,468,800	(78,970)	10/9/25	3 month USD-	2.155%	58,430
			LIBOR-BBA

6,734,400	78,704	10/9/25	2.3225%	3 month USD-	(94,672)
				LIBOR-BBA

6,734,400	(44,664)	10/28/25	3 month USD-	2.055%	(46,870)
			LIBOR-BBA

3,367,200	42,908	10/28/25	2.235%	3 month USD-	(12,181)
				LIBOR-BBA

13,468,800	(97,153)	10/28/25	3 month USD-	2.0775%	(73,472)
			LIBOR-BBA

6,734,400	93,519	10/28/25	2.2625%	3 month USD-	(33,826)
				LIBOR-BBA

6,734,400	(43,863)	10/29/25	3 month USD-	2.12%	(5,174)
			LIBOR-BBA

3,367,200	43,729	10/29/25	2.31%	3 month USD-	(34,960)
				LIBOR-BBA

10,101,600	(63,776)	10/27/25	3 month USD-	2.07125%	(51,224)
			LIBOR-BBA

5,050,800	63,573	10/27/25	2.25%	3 month USD-	(26,402)
				LIBOR-BBA

276,632,000 E	1,407,996	12/16/17	1.25%	3 month USD-	(417,221)
				LIBOR-BBA

20,289,000 E	122,931	12/16/25	2.35%	3 month USD-	(358,284)
				LIBOR-BBA

5,050,800	41,855	9/29/25	2.235%	3 month USD-	(50,488)
				LIBOR-BBA

Absolute Return 700 Fund 57

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$1,683,600	$33,615	9/29/45	2.703%	3 month USD-	$(33,160)
				LIBOR-BBA

96,736,000 E	101,858	12/16/20	1.70%	3 month USD-	(603,638)
				LIBOR-BBA

23,255,000 E	25,197	12/16/45	3 month USD-	2.70%	810,332
			LIBOR-BBA

7,154,000	(94)	9/29/25	2.162%	3 month USD-	(82,400)
				LIBOR-BBA

3,639,000	(48)	9/30/25	2.07%	3 month USD-	(10,802)
				LIBOR-BBA

3,041,000	(40)	10/28/25	2.013%	3 month USD-	12,796
				LIBOR-BBA

1,010,200	(13)	10/28/25	2.044%	3 month USD-	1,348
				LIBOR-BBA

Total	$1,726,212				$(1,053,126)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
baskets	2,542,788	$—	5/31/16	(3 month USD-	A basket	$19,932,073
				LIBOR-BBA plus	(MLTRFCF6) of
				0.10%)	common stocks

units	63,936	—	5/31/16	3 month USD-	Russell 1000 Total	(19,054,328)
				LIBOR-BBA minus	Return Index
				7 bp

units	1,672	—	5/31/16	3 month USD-	Russell 1000 Total	(498,293)
				LIBOR-BBA minus	Return Index
				0.07%

Barclays Bank PLC
	$275,054	—	1/12/40	5.00% (1 month	Synthetic MBX Index	693
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	605,890	—	1/12/42	4.00% (1 month	Synthetic TRS Index	1,265
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	970,460	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,690)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	889,538	—	1/12/40	5.00% (1 month	Synthetic MBX Index	2,240
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	826,771	—	1/12/41	5.00% (1 month	Synthetic MBX Index	2,340
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

58 Absolute Return 700 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$2,242,040	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$5,033
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,465,058	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(4,292)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

472,906	—	1/12/40	4.00% (1 month	Synthetic MBX Index	352
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

325,757	—	1/12/41	5.00% (1 month	Synthetic MBX Index	922
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

211,373	—	1/12/39	6.00% (1 month	Synthetic TRS Index	334
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

2,171,234	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(3,780)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

2,722,025	—	1/12/41	5.00% (1 month	Synthetic MBX Index	7,705
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

836,459	—	1/12/40	4.00% (1 month	Synthetic MBX Index	623
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

97,678	—	1/12/40	4.00% (1 month	Synthetic TRS Index	219
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

29,056	—	1/12/38	6.50% (1 month	Synthetic TRS Index	72
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

187,310	—	1/12/41	5.00% (1 month	Synthetic MBX Index	530
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,954,541	—	1/12/41	5.00% (1 month	Synthetic MBX Index	5,532
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

3,702,608	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(6,446)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

3,097,115	—	1/12/40	4.00% (1 month	Synthetic MBX Index	2,308
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

916,427	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,595)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

4,872,135	—	1/12/40	4.50% (1 month	Synthetic MBX Index	5,665
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Absolute Return 700 Fund 59

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$3,228,152	$—	1/12/40	4.50% (1 month	Synthetic MBX Index	$3,754
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

248,178	—	1/12/40	5.00% (1 month	Synthetic MBX Index	625
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

6,879	—	1/12/40	4.50% (1 month	Synthetic MBX Index	8
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

9,624,162	—	1/12/41	5.00% (1 month	Synthetic MBX Index	27,242
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

240,808	—	1/12/40	5.00% (1 month	Synthetic MBX Index	606
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

781,380	—	1/12/40	5.00% (1 month	Synthetic MBX Index	1,968
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

566,365	—	1/12/40	5.00% (1 month	Synthetic MBX Index	1,426
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,799,674	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(4,874)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

970,927	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(2,651)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

408,207	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(1,199)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

204,104	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(600)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

204,104	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(600)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

409,605	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(1,203)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,063,903	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(3,125)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

409,605	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(1,203)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

873,344	—	1/12/41	5.00% (1 month	Synthetic TRS Index	1,466
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

60 Absolute Return 700 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$553,638	$—	1/12/41	5.00% (1 month	Synthetic TRS Index	$929
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

	686,865	—	1/12/38	6.50% (1 month	Synthetic TRS Index	1,693
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	817,873	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(2,403)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	923,847	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(1,983)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	608,295	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,059)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	320,219	—	1/12/41	5.00% (1 month	Synthetic MBX Index	906
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	1,886,008	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(3,284)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	1,415,046	(9,065)	1/12/43	(3.50%) 1 month	Synthetic TRS Index	(5,526)
				USD-LIBOR	3.50% 30 year Fannie
					Mae pools

Citibank, N.A.
	1,090,308	—	1/12/41	5.00% (1 month	Synthetic MBX Index	3,086
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	516,976	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,463
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

baskets	590	—	12/17/15	(3 month USD-	A basket	2,968,752
				LIBOR-BBA plus	(CGPUTQL2) of
				0.42%)	common stocks

baskets	636,371	—	11/10/15	3 month USD-	A basket	(1,041,219)
				LIBOR-BBA minus	(CGPUTS39) of
				0.45%	common stocks

units	106,667	—	3/18/16	3 month USD-	MSCI Emerging	(869,192)
				LIBOR-BBA minus	Markets TR Net USD
				0.15%

units	48,917	—	10/17/16	3 month USD-	MSCI Emerging	362,763
				LIBOR-BBA minus	Markets TR Net USD
				0.30%

units	12,794	—	12/17/15	3 month USD-	Russell 1000 Total	(2,960,151)
				LIBOR-BBA plus	Return Index
				0.15%

units	790	—	12/17/15	3 month USD-	Russell 1000 Total	(182,783)
				LIBOR-BBA plus	Return Index
				0.15%

Absolute Return 700 Fund 61

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International
$651,514	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$1,844
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,669,611	—	1/12/41	5.00% (1 month	Synthetic TRS Index	2,802
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

1,726,186	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(3,705)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

1,438,868	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(3,088)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

3,492,178	—	1/12/41	5.00% (1 month	Synthetic MBX Index	5,861
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

954,508	—	1/12/41	4.00% (1 month	Synthetic TRS Index	2,143
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,889,001	—	1/12/44	3.50% (1 month	Synthetic TRS Index	2,561
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

896,855	—	1/12/44	3.50% (1 month	Synthetic TRS Index	1,216
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

2,024,934	—	1/12/43	3.50% (1 month	Synthetic TRS Index	4,644
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

2,830,092	—	1/12/43	3.50% (1 month	Synthetic TRS Index	6,490
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

129,066	—	1/12/43	3.50% (1 month	Synthetic TRS Index	296
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

2,106,935	—	1/12/41	4.00% (1 month	Synthetic TRS Index	4,730
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

6,316,432	39,478	1/12/45	4.00% (1 month	Synthetic TRS Index	49,307
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,545,781	32,672	1/12/45	4.00% (1 month	Synthetic TRS Index	39,747
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

62 Absolute Return 700 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Deutsche Bank AG
baskets	547,558	$—	8/8/16	3 month USD-	A basket	$3,385,409
				LIBOR-BBA minus	(DBCTPS9P) of
				0.45%	common stocks

baskets	547,558	—	8/8/16	(3 month USD-	A basket	(2,144,182)
				LIBOR-BBA plus	(DBCTPL9P) of
				0.31%)	common stocks

Goldman Sachs International
	$738,827	—	1/12/38	6.50% (1 month	Synthetic TRS Index	1,821
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	569,951	—	1/12/38	6.50% (1 month	Synthetic TRS Index	1,405
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	1,837,105	—	1/12/39	6.00% (1 month	Synthetic TRS Index	2,901
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	1,028,007	—	1/12/38	6.50% (1 month	Synthetic TRS Index	2,533
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	1,504,126	—	1/12/42	4.00% (1 month	Synthetic TRS Index	3,141
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,504,126	—	1/12/42	4.00% (1 month	Synthetic TRS Index	3,141
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	755,834	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,316)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	283,971	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(494)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	291,129	—	1/12/40	4.00% (1 month	Synthetic TRS Index	654
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	8,062	—	1/12/39	6.00% (1 month	Synthetic TRS Index	13
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	711,430	—	1/12/39	6.00% (1 month	Synthetic TRS Index	1,123
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	1,035,412	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,803)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	53,719	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(94)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

Absolute Return 700 Fund 63

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$143,209	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(249)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

18,890	—	1/12/38	6.50% (1 month	Synthetic TRS Index	47
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

809,679	—	1/12/38	6.50% (1 month	Synthetic TRS Index	1,995
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

2,455,797	—	1/12/42	4.00% (1 month	Synthetic TRS Index	5,128
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,275,179	—	1/12/42	4.00% (1 month	Synthetic TRS Index	4,751
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,334,735	—	1/12/39	6.00% (1 month	Synthetic TRS Index	2,107
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,126,431	—	1/12/41	4.50% (1 month	Synthetic TRS Index	2,826
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

156,862	—	1/12/41	4.00% (1 month	Synthetic TRS Index	352
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,501,161	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(5,368)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

6,869,929	—	1/12/43	3.50% (1 month	Synthetic TRS Index	15,755
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

3,444,885	—	1/12/44	3.50% (1 month	Synthetic TRS Index	4,670
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

1,909,021	—	1/12/44	3.50% (1 month	Synthetic TRS Index	2,588
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

72,698,717	—	10/5/25	(1.7211%)	USA Non Revised	344,881
				Consumer Price
				Index-Urban (CPI-U)

62,531,283	—	10/6/25	(1.72%)	USA Non Revised	305,966
				Consumer Price
				Index-Urban (CPI-U)

4,510,807	—	1/12/45	4.00% (1 month	Synthetic TRS Index	8,012
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,536,707	—	1/12/43	(3.50%) 1 month	Synthetic TRS Index	(10,404)
			USD-LIBOR	3.50% 30 year Fannie
				Mae pools

64 Absolute Return 700 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
baskets	2,079,410	$—	12/15/20	(1 month USD-	A basket	$574,562
				LIBOR-BBA plus	(GSCBPUR1) of
				0.44%)	common stocks

units	1,196,043	—	12/15/20	(0.45%)	Goldman Sachs	(520,781)
					Volatility Carry US
					Scaled 3x Excess
					Return Strategy

JPMorgan Chase Bank N.A.
	$1,073,470	—	1/12/41	4.00% (1 month	Synthetic TRS Index	2,410
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	328,814	—	1/12/41	4.00% (1 month	Synthetic TRS Index	738
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	2,604,542	—	1/12/41	4.00% (1 month	Synthetic TRS Index	5,847
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	2,501,487	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(5,369)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

baskets	2,006,155	—	10/28/16	3 month USD-	A basket	1,426,577
				LIBOR-BBA minus	(JPCMPTSH) of
				0.44%	common stocks

UBS AG
units	342,704	—	8/19/15	1 month USD-	MSCI Emerging	2,830,649
				LIBOR-BBA minus	Markets TR Net USD
				0.25%

Total		$63,085				$5,057,904

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/15
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB–	BBB–/P	$4,785	$70,000	5/11/63	300 bp	$3,881
Index

CMBX NA BBB–	BBB–/P	9,522	158,000	5/11/63	300 bp	7,481
Index

CMBX NA BBB–	BBB–/P	19,446	315,000	5/11/63	300 bp	15,378
Index

CMBX NA BBB–	BBB–/P	18,582	326,000	5/11/63	300 bp	14,371
Index

Absolute Return 700 Fund 65

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/15 cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Barclays Bank PLC
CMBX NA BBB–	BBB–/P	$31,595	$285,000	5/11/63	300 bp	$27,914
Index

CMBX NA BBB–	BBB–/P	4,351	774,000	1/17/47	300 bp	(22,365)
Index

Credit Suisse International
CMBX NA BB Index	—	(150,100)	8,504,000	5/11/63	(500 bp)	(13,800)

CMBX NA BBB–	BBB–/P	38,390	2,652,000	5/11/63	300 bp	4,135
Index

CMBX NA BBB–	BBB–/P	87,247	6,643,000	5/11/63	300 bp	1,442
Index

CMBX NA BBB–	BBB–/P	626,092	57,152,000	5/11/63	300 bp	(112,122)
Index

CMBX NA BBB–	BBB–/P	49,453	851,000	1/17/47	300 bp	20,079
Index

CMBX NA BBB–	BBB–/P	41,173	1,023,000	1/17/47	300 bp	5,863
Index

CMBX NA BBB–	BBB–/P	89,707	1,528,000	1/17/47	300 bp	36,966
Index

CMBX NA BBB–	BBB–/P	339,954	9,911,000	1/17/47	300 bp	(2,141)
Index

CMBX NA BBB–	BBB–/P	2,443,449	68,652,000	1/17/47	300 bp	73,811
Index

Goldman Sachs International
CMBX NA BBB–	BBB–/P	5,113	1,961,000	5/11/63	300 bp	(20,216)
Index

CMBX NA BBB–	BBB–/P	(13,031)	2,855,000	5/11/63	300 bp	(49,909)
Index

CMBX NA BBB–	BBB–/P	2,551	715,000	1/17/47	300 bp	(22,128)
Index

CMBX NA BBB–	BBB–/P	2,562	718,000	1/17/47	300 bp	(22,221)
Index

CMBX NA BBB–	BBB–/P	6,292	1,472,000	1/17/47	300 bp	(44,516)
Index

CMBX NA BBB–	BBB–/P	5,248	1,472,000	1/17/47	300 bp	(45,561)
Index

CMBX NA BBB–	BBB–/P	5,248	1,472,000	1/17/47	300 bp	(45,561)
Index

CMBX NA BBB–	BBB–/P	12,449	1,599,000	1/17/47	300 bp	(42,744)
Index

CMBX NA BBB–	BBB–/P	17,229	1,730,000	1/17/47	300 bp	(42,485)
Index

CMBX NA BBB–	BBB–/P	11,227	2,862,000	1/17/47	300 bp	(87,559)
Index

CMBX NA BBB–	BBB–/P	3,249	3,008,000	1/17/47	300 bp	(100,577)
Index

66 Absolute Return 700 Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/15 cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International cont.
CMBX NA BBB–	BBB–/P	$162,227	$6,016,000	1/17/47	300 bp	$(45,425)
Index

CMBX NA BB Index	—	(16,690)	1,951,000	5/11/63	(500 bp)	14,582

CMBX NA BB Index	—	6,816	665,000	5/11/63	(500 bp)	17,475

CMBX NA BB Index	—	775	638,000	5/11/63	(500 bp)	11,000

CMBX NA BB Index	—	10,419	619,000	5/11/63	(500 bp)	20,340

CMBX NA BB Index	—	(2,216)	209,000	5/11/63	(500 bp)	1,134

CMBX NA BB Index	—	(1,441)	150,000	5/11/63	(500 bp)	964

CMBX NA BB Index	—	2,419	107,000	5/11/63	(500 bp)	4,134

CMBX NA BB Index	—	(1,180)	592,000	1/17/47	(500 bp)	20,681

CMBX NA BBB–	—	(13,825)	1,523,000	5/11/63	(300 bp)	5,848
Index

CMBX NA BBB–	BBB–/P	(136)	51,000	5/11/63	300 bp	(795)
Index

CMBX NA BBB–	BBB–/P	(1,407)	129,000	5/11/63	300 bp	(3,076)
Index

CMBX NA BBB–	BBB–/P	(2,072)	258,000	5/11/63	300 bp	(5,405)
Index

CMBX NA BBB–	BBB–/P	(2,423)	259,000	5/11/63	300 bp	(5,769)
Index

CMBX NA BBB–	BBB–/P	(2,598)	259,000	5/11/63	300 bp	(5,943)
Index

CMBX NA BBB–	BBB–/P	(2,598)	259,000	5/11/63	300 bp	(5,943)
Index

CMBX NA BBB–	BBB–/P	(1,043)	260,000	5/11/63	300 bp	(4,402)
Index

CMBX NA BBB–	BBB–/P	1,557	261,000	5/11/63	300 bp	(1,814)
Index

CMBX NA BBB–	BBB–/P	(4,582)	275,000	5/11/63	300 bp	(8,134)
Index

CMBX NA BBB–	BBB–/P	4,501	394,000	5/11/63	300 bp	(588)
Index

CMBX NA BBB–	BBB–/P	17,485	584,000	1/17/47	300 bp	(2,673)
Index

CMBX NA BBB–	BBB–/P	21,796	1,034,000	1/17/47	300 bp	(13,894)
Index

CMBX NA BBB–	BBB–/P	46,148	1,523,000	1/17/47	300 bp	(6,421)
Index

CMBX NA BBB–	BBB–/P	11,822	1,535,000	1/17/47	300 bp	(41,161)
Index

CMBX NA BBB–	BBB–/P	67,933	2,132,000	1/17/47	300 bp	(5,656)
Index

CMBX NA BBB–	BBB–/P	30,674	3,984,000	1/17/47	300 bp	(106,841)
Index

Absolute Return 700 Fund 67

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/15 cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

JPMorgan Securities LLC
CMBX NA BBB–	—	$(48,754)	$2,032,000	5/11/63	(300 bp)	$(22,507)
Index

CMBX NA BBB–	—	(26,179)	1,016,000	5/11/63	(300 bp)	(13,056)
Index

CMBX NA BBB–	BBB–/P	56,214	1,016,000	1/17/47	300 bp	21,145
Index

CMBX NA BBB–	BBB–/P	107,172	2,032,000	1/17/47	300 bp	37,034
Index

Total		$4,132,597				$(607,750)

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2015. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/15
		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA HY Series 25	B+/P	$329,390	$398,355,000	12/20/20	500 bp	$14,737,672
Index

Total		$329,390				$14,737,672

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2015. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

68 Absolute Return 700 Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$11,703,291	$6,495,095	$—

Capital goods	35,819,998	1,058,025	—

Communication services	12,627,238	9,115,779	—

Conglomerates	—	2,543,095	—

Consumer cyclicals	58,786,934	13,783,594	—

Consumer staples	54,562,610	11,584,852	—

Energy	29,720,301	2,674,962	—

Financials	82,780,810	41,737,937	—

Health care	61,573,100	2,703,041	—

Technology	84,750,289	17,306,291	—

Transportation	9,467,931	6,784,148	—

Utilities and power	14,294,199	8,385,898	—

Total common stocks	456,086,701	124,172,717	—

Asset-backed securities	$—	$—	$6,477,000

Commodity linked notes	—	111,020,236	—

Corporate bonds and notes	—	161,129,978	—

Foreign government and agency bonds and notes	—	14,067,902	—

Investment companies	100,333,013	—	—

Mortgage-backed securities	—	173,270,480	14,343,168

Purchased options outstanding	—	6,776,525	—

Purchased swap options outstanding	—	554,564	—

Senior loans	—	48,569,055	—

U.S. government and agency mortgage obligations	—	531,282,043	—

Warrants	—	20,879,295	—

Short-term investments	117,634,967	64,880,181	—

Totals by level	$674,054,681	$1,256,602,976	$20,820,168

Absolute Return 700 Fund 69

	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$779,655	$—

Futures contracts	(8,799,344)	—	—

Written options outstanding	—	(710,413)	—

Written swap options outstanding	—	(1,876,998)	—

Forward premium swap option contracts	—	(41,998)	—

TBA sale commitments	—	(255,732,272)	—

Interest rate swap contracts	—	(2,779,338)	—

Total return swap contracts	—	4,994,819	—

Credit default contracts	—	9,667,935	—

Totals by level	$(8,799,344)	$(245,698,610)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

			Change in net
				unrealized			Total	Total
	Balance	Accrued	appreciation/			Proceeds	transfers	transfers	Balance
Investments	as of	discounts/	Realized	(deprecia-	Cost of	from	into	out of	as of
in securities:	10/31/14	premiums	gain/(loss)	tion) #	purchases	sales	Level 3†	Level 3†	10/31/15

Asset-backed
securities	$—	$—	$—	$—	$6,477,000	$—	$—	$—	$6,477,000

Mortgage-
backed
securities	$—	(454,488)	—	(58,113)	14,139,151	—	716,618	—	$14,343,168

Totals	$—	$(454,488)	$—	$(58,113)	$20,616,151	$—	$716,618	$—	$20,820,168

† Transfers during the reporting period are accounted for using the end of period market value and include valuations provided by a single broker quote. Such valuations involve certain inputs and estimates that were unobservable at the end of the reporting period.

# Includes $58,113 related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

During the reporting period, transfers between level 1 and level 2 within the fair value hierarchy, if any, (other certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

70 Absolute Return 700 Fund

Statement of assets and liabilities 10/31/15

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,849,986,481)	$1,835,682,858
Affiliated issuers (identified cost $115,794,967) (Notes 1 and 5)	115,794,967

Cash	127,912

Foreign currency (cost $965,743) (Note 1)	739,010

Dividends, interest and other receivables	8,318,893

Receivable for shares of the fund sold	8,306,492

Receivable for investments sold	18,175,111

Receivable for sales of delayed delivery securities (Note 1)	81,349,258

Receivable for variation margin (Note 1)	2,242,872

Unrealized appreciation on forward premium swap option contracts (Note 1)	84,208

Unrealized appreciation on forward currency contracts (Note 1)	1,889,236

Unrealized appreciation on OTC swap contracts (Note 1)	32,773,894

Premium paid on OTC swap contracts (Note 1)	299,340

Prepaid assets	40,584

Total assets	2,105,824,635

LIABILITIES

Payable for investments purchased	12,807,118

Payable for purchases of delayed delivery securities (Note 1)	356,203,712

Payable for shares of the fund repurchased	1,337,253

Payable for compensation of Manager (Note 2)	933,730

Payable for custodian fees (Note 2)	93,290

Payable for investor servicing fees (Note 2)	278,972

Payable for Trustee compensation and expenses (Note 2)	89,916

Payable for administrative services (Note 2)	4,770

Payable for distribution fees (Note 2)	294,751

Payable for variation margin (Note 1)	475,837

Unrealized depreciation on OTC swap contracts (Note 1)	28,323,740

Premium received on OTC swap contracts (Note 1)	4,495,022

Unrealized depreciation on forward currency contracts (Note 1)	1,109,581

Unrealized depreciation on forward premium swap option contracts (Note 1)	126,206

Written options outstanding, at value (premiums $3,146,220) (Notes 1 and 3)	2,587,411

TBA sale commitments, at value (proceeds receivable $256,973,555) (Note 1)	255,732,272

Collateral on certain derivative contracts, at value (Note 1)	1,840,000

Other accrued expenses	293,970

Total liabilities	667,027,551

Net assets	$1,438,797,084

(Continued on next page)

Absolute Return 700 Fund 71

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,352,270,169

Undistributed net investment income (Note 1)	68,190,173

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	20,994,052

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(2,657,310)

Total — Representing net assets applicable to capital shares outstanding	$1,438,797,084

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($424,484,444 divided by 34,102,706 shares)	$12.45

Offering price per class A share (100/94.25 of $12.45)*	$13.21

Net asset value and offering price per class B share ($30,904,966 divided by 2,540,858 shares)**	$12.16

Net asset value and offering price per class C share ($210,618,940 divided by 17,326,886 shares)**	$12.16

Net asset value and redemption price per class M share ($7,146,222 divided by 583,602 shares)	$12.25

Offering price per class M share (100/96.50 of $12.25)*	$12.69

Net asset value, offering price and redemption price per class R share
($1,564,385 divided by 127,123 shares)	$12.31

Net asset value, offering price and redemption price per class R5 share
($11,710 divided by 936 shares)	$12.51

Net asset value, offering price and redemption price per class R6 share
($8,236,761 divided by 658,321 shares)	$12.51

Net asset value, offering price and redemption price per class Y share
($755,829,656 divided by 60,592,573 shares)	$12.47

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

72 Absolute Return 700 Fund

Statement of operations Year ended 10/31/15

INVESTMENT INCOME

Interest (including interest income of $173,744 from investments in affiliated issuers) (Note 5)	$21,374,829

Dividends (net of foreign tax of $441,324)	14,540,128

Total investment income	35,914,957

EXPENSES
Compensation of Manager (Note 2)	10,162,548

Investor servicing fees (Note 2)	1,605,942

Custodian fees (Note 2)	193,580

Trustee compensation and expenses (Note 2)	59,506

Distribution fees (Note 2)	3,118,746

Administrative services (Note 2)	32,582

Other	590,555

Total expenses	15,763,459
Expense reduction (Note 2)	(33,492)

Net expenses	15,729,967

Net investment income	20,184,990

Net realized gain on investments (Notes 1 and 3)	37,612,031

Net realized gain on swap contracts (Note 1)	38,856,755

Net realized gain on futures contracts (Note 1)	19,581,115

Net realized gain on foreign currency transactions (Note 1)	11,394,313

Net realized loss on written options (Notes 1 and 3)	(1,778,639)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(5,436,420)

Net unrealized depreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	(75,524,824)

Net gain on investments	24,704,331

Net increase in net assets resulting from operations	$44,889,321

The accompanying notes are an integral part of these financial statements.

Absolute Return 700 Fund 73

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 10/31/15	Year ended 10/31/14

Operations:
Net investment income	$20,184,990	$16,910,148

Net realized gain on investments
and foreign currency transactions	105,665,575	39,633,447

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(80,961,244)	451,455

Net increase in net assets resulting from operations	44,889,321	56,995,050

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(4,757,439)	(3,999,508)

Class B	(215,484)	(127,876)

Class C	(1,330,345)	(660,606)

Class M	(55,120)	(30,942)

Class R	(23,421)	(18,601)

Class R5	(197)	(147)

Class R6	(122,131)	(95,842)

Class Y	(10,035,024)	(6,740,179)

From net realized long-term gain on investments
Class A	(14,604,207)	—

Class B	(1,295,170)	—

Class C	(7,440,380)	—

Class M	(238,433)	—

Class R	(84,957)	—

Class R5	(502)	—

Class R6	(303,202)	—

Class Y	(25,810,809)	—

Increase from capital share transactions (Note 4)	364,116,512	50,609,801

Total increase in net assets	342,689,012	95,931,150

NET ASSETS

Beginning of year	1,096,108,072	1,000,176,922

End of year (including undistributed net investment income
of $68,190,173 and distributions in excess of net investment
income of $16,422,869, respectively)	$1,438,797,084	$1,096,108,072

The accompanying notes are an integral part of these financial statements.

74 Absolute Return 700 Fund

This page left blank intentionally.

Absolute Return 700 Fund 75

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
October 31, 2015	$12.71	.20	.30	.50	(.19)	(.57)	(.76)	—	$12.45	4.04	$424,484	1.26	1.60	563 [e]
October 31, 2014	12.17	.20	.48	.68	(.14)	—	(.14)	—	12.71	5.65	328,250	1.24	1.63	313 [e]
October 31, 2013	11.78	.24	.16	.40	(.01)	—	(.01)	—	12.17	3.42	346,385	1.25	2.04	199 [f]
October 31, 2012	11.35	.21	.66	.87	(.44)	—	(.44)	—	11.78	7.97	331,370	1.33 [d]	1.82 d	164 [f]
October 31, 2011	11.45	.33	(.04)	.29	(.34)	(.05)	(.39)	—	11.35	2.55	364,714	1.37 [d]	2.86 [d]	174 [f]

Class B
October 31, 2015	$12.44	.10	.29	.39	(.10)	(.57)	(.67)	—	$12.16	3.18	$30,905	2.01	.85	563 [e]
October 31, 2014	11.91	.11	.47	.58	(.05)	—	(.05)	—	12.44	4.92	28,072	1.99	.88	313 [e]
October 31, 2013	11.60	.15	.16	.31	—	—	—	—	11.91	2.67	28,175	2.00	1.29	199 [f]
October 31, 2012	11.19	.12	.65	.77	(.36)	—	(.36)	—	11.60	7.13	26,015	2.08 [d]	1.06 [d]	164 [f]
October 31, 2011	11.31	.24	(.03)	.21	(.28)	(.05)	(.33)	—	11.19	1.84	22,984	2.12 [d]	2.14 [d]	174 [f]

Class C
October 31, 2015	$12.44	.10	.29	.39	(.10)	(.57)	(.67)	—	$12.16	3.24	$210,619	2.01	.85	563 [e]
October 31, 2014	11.91	.11	.47	.58	(.05)	—	(.05)	—	12.44	4.91	160,682	1.99	.88	313 [e]
October 31, 2013	11.60	.15	.16	.31	—	—	—	—	11.91	2.67	148,531	2.00	1.29	199 [f]
October 31, 2012	11.19	.12	.65	.77	(.36)	—	(.36)	—	11.60	7.16	138,619	2.08 [d]	1.06 [d]	164 [f]
October 31, 2011	11.31	.24	(.04)	.20	(.27)	(.05)	(.32)	—	11.19	1.79	132,156	2.12 [d]	2.12 [d]	174 [f]

Class M
October 31, 2015	$12.52	.14	.29	.43	(.13)	(.57)	(.70)	—	$12.25	3.55	$7,146	1.76	1.10	563 [e]
October 31, 2014	11.99	.14	.47	.61	(.08)	—	(.08)	—	12.52	5.12	5,286	1.74	1.12	313 [e]
October 31, 2013	11.65	.18	.16	.34	—	—	—	—	11.99	2.92	4,535	1.75	1.53	199 [f]
October 31, 2012	11.23	.15	.65	.80	(.38)	—	(.38)	—	11.65	7.40	4,105	1.83 [d]	1.31 [d]	164 [f]
October 31, 2011	11.32	.27	(.03)	.24	(.28)	(.05)	(.33)	—	11.23	2.12	3,830	1.87 [d]	2.34 [d]	174 [f]

Class R
October 31, 2015	$12.57	.17	.30	.47	(.16)	(.57)	(.73)	—	$12.31	3.84	$1,564	1.51	1.34	563 [e]
October 31, 2014	12.04	.17	.48	.65	(.12)	—	(.12)	—	12.57	5.40	1,848	1.49	1.39	313 [e]
October 31, 2013	11.68	.21	.15	.36	—g	—	— f	—	12.04	3.11	2,005	1.50	1.77	199 [f]
October 31, 2012	11.25	.17	.67	.84	(.41)	—	(.41)	—	11.68	7.77	1,235	1.58 [d]	1.52 [d]	164 [f]
October 31, 2011	11.37	.30	(.05)	.25	(.32)	(.05)	(.37)	—	11.25	2.26	643	1.62 [d]	2.60 [d]	174 [f]

Class R5
October 31, 2015	$12.78	.24	.28	.52	(.22)	(.57)	(.79)	—	$12.51	4.25	$12	1.01	1.86	563 [e]
October 31, 2014	12.22	.24	.49	.73	(.17)	—	(.17)	—	12.78	6.03	11.96		1.90	313 [e]
October 31, 2013	11.81	.28	.15	.43	(.02)	—	(.02)	—	12.22	3.66	11	1.02	2.29	199 [f]
October 31, 2012†	11.56	.07	.18	.25	—	—	—	—	11.81	2.16*	10	.34* [d]	.54* [d]	164 [f]

Class R6
October 31, 2015	$12.77	.24	.30	.54	(.23)	(.57)	(.80)	—	$12.51	4.39	$8,237.93		1.93	563 [e]
October 31, 2014	12.23	.24	.48	.72	(.18)	—	(.18)	—	12.77	5.97	6,678.91		1.96	313 [e]
October 31, 2013	11.81	.25	.20	.45	(.03)	—	(.03)	—	12.23	3.79	6,500.92		2.09	199 [f]
October 31, 2012†	11.56	.07	.18	.25	—	—	—	—	11.81	2.16*	10	.31* [d]	.58* [d]	164 [f]

Class Y
October 31, 2015	$12.74	.23	.29	.52	(.22)	(.57)	(.79)	—	$12.47	4.25	$755,830	1.01	1.85	563 [e]
October 31, 2014	12.20	.23	.49	.72	(.18)	—	(.18)	—	12.74	5.93	565,281.99		1.88	313 [e]
October 31, 2013	11.81	.27	.16	.43	(.04)	—	(.04)	—	12.20	3.67	464,035	1.00	2.27	199 [f]
October 31, 2012	11.37	.23	.67	.90	(.46)	—	(.46)	—	11.81	8.31	283,356	1.08 [d]	2.04 [d]	164 [f]
October 31, 2011	11.47	.36	(.05)	.31	(.36)	(.05)	(.41)	—	11.37	2.75	195,030	1.12 [d]	3.13 [d]	174 [f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

76 Absolute Return 700 Fund	Absolute Return 700 Fund 77

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	10/31/12	10/31/11

Class A	0.05%	0.08%

Class B	0.05	0.08

Class C	0.05	0.08

Class M	0.05	0.08

Class R	0.05	0.08

Class R5	—	N/A

Class R6	—	N/A

Class Y	0.05	0.08

e Portfolio turnover includes TBA purchase and sale commitments.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

October 31, 2013	463%

October 31, 2012	487

October 31, 2011	407

g Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

78 Absolute Return 700 Fund

Notes to financial statements 10/31/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2014 through October 31, 2015.

Putnam Absolute Return 700 Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek to earn a positive total return that exceeds the return on U.S. Treasury bills by 700 basis points (or 7.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund is designed to pursue a consistent absolute return by combining two independent investment strategies — a beta strategy, which provides broad exposure to investment markets, and an alpha strategy, which seeks returns from active trading. The beta strategy seeks to balance risk and to provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage- and asset-backed securities; below-investment-grade securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts (REITs). The alpha strategy involves the potential use of active trading strategies designed to provide additional total return through active security selection, tactical asset allocation, currency transactions and options transactions. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, equities or equity-like investments.

Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. Putnam Management may also take into account general market conditions when making investment decisions. Putnam Management typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes and to increase the fund’s exposure to the asset classes and strategies mentioned above, which may create investment leverage.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Effective November 1, 2015, Class M shares will no longer pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of

Absolute Return 700 Fund 79

increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio.

Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably

80 Absolute Return 700 Fund

available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securi -ties receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Absolute Return 700 Fund 81

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates, for hedging treasury term structure risk, for yield curve positioning and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates, for hedging term structure risk, for yield curve positioning, for gaining exposure to rates in various countries and to hedge prepayment risk. .

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the

82 Absolute Return 700 Fund

fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries, and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk, and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other

Absolute Return 700 Fund 83

resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $4,849,455 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

84 Absolute Return 700 Fund

At the close of the reporting period, the fund had a net liability position of $3,809,785 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $15,326,494 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Prior to September 24, 2015, the fund participated in a $392.5 million unsecured committed line of credit provided by State Street and a substantially similar unsecured uncommitted line of credit. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR (the Federal Funds rate prior to September 24, 2015) plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% (0.11% prior to September 24, 2015) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from realized gains and losses on certain futures contracts, from unrealized gains and losses on certain futures contracts, income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $80,967,213 to increase undistributed net investment income, $210,565 to increase paid-in capital and $81,177,778 to decrease accumulated net realized gain.

Absolute Return 700 Fund 85

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$60,162,200
Unrealized depreciation	(76,987,460)

Net unrealized depreciation	(16,825,260)
Undistributed ordinary income	87,992,049
Undistributed long-term gain	14,036,165
Cost for federal income tax purposes	$1,968,300,368

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.030%	of the first $5 billion,	0.830%	of the next $50 billion,

0.980%	of the next $5 billion,	0.810%	of the next $50 billion,

0.930%	of the next $10 billion,	0.800%	of the next $100 billion and

0.880%	of the next $10 billion,	0.795%	of any excess thereafter.

The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the BofA Merrill Lynch U.S. Treasury Bill Index plus 7.00% over the thirty-six month period then ended (the “performance period”). The maximum annualized performance adjustment rate is +/– 0.28%. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.867% of the fund’s average net assets before a decrease of $734,038 (0.058% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed to limit the fund’s total expenses through February 28, 2017, to the extent that the total expenses of the fund (before performance adjustments to the fund’s management fee and excluding brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s distribution plans) would exceed an annual rate of 1.10% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Effective November 1, 2015, Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through February 28, 2017, to the extent that the total expenses of the fund (before any applicable performance-based upward or downward adjustment to the fund’s management fee

86 Absolute Return 700 Fund

and excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investor servicing fees, investment-related expenses, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.97% of the fund’s average net assets.

Putnam Management has also contractually agreed, through February 28, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$473,684	Class R5	14

Class B	38,094	Class R6	3,633

Class C	236,901	Class Y	843,389

Class M	7,833	Total	$1,605,942

Class R	2,394

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $4,485 under the expense offset arrangements and by $29,007 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $870, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

Absolute Return 700 Fund 87

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$922,463	Class M	45,748

Class B	296,611	Class R	9,339

Class C	1,844,585	Total	$3,118,746

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $206,322 and $2,340 from the sale of class A and class M shares, respectively, and received $19,284 and $10,476 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $671 and no monies on class  A and class  M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments
(Long-term)	$7,589,876,894	$6,940,315,635

U.S. government securities (Long-term)	—	—

Total	$7,589,876,894	$6,940,315,635

Written option transactions during the reporting period are summarized as follows:

	Written swap
	option contract	Written swap	Written option	Written option
	amounts	option premiums	contract amounts	premiums

Written options outstanding at the beginning of the
reporting period	$110,319,300	$2,533,025	$87,635,997	$961,558
Options opened	1,019,228,320	6,121,905	163,542,701	11,196,147
Options exercised	(113,622,300)	(1,115,162)	—	—
Options expired	(174,223,525)	(1,135,766)	(126,731,275)	(6,657,444)
Options closed	(481,997,895)	(3,632,871)	(115,261,809)	(5,125,172)
Written options outstanding at
the end of the reporting period	$359,703,900	$2,771,131	$9,185,614	$375,089

88 Absolute Return 700 Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/15		Year ended 10/31/14

Class A	Shares	Amount	Shares	Amount

Shares sold	14,651,151	$182,222,249	6,653,561	$82,804,806

Shares issued in connection with
reinvestment of distributions	1,467,086	17,883,782	299,439	3,641,187

	16,118,237	200,106,031	6,953,000	86,445,993

Shares repurchased	(7,843,842)	(97,635,567)	(9,595,180)	(119,560,403)

Net increase (decrease)	8,274,395	$102,470,464	(2,642,180)	$(33,114,410)

	Year ended 10/31/15		Year ended 10/31/14

Class B	Shares	Amount	Shares	Amount

Shares sold	442,256	$5,403,665	271,121	$3,307,619

Shares issued in connection with
reinvestment of distributions	120,767	1,447,992	10,150	121,599

	563,023	6,851,657	281,271	3,429,218

Shares repurchased	(279,664)	(3,418,487)	(389,485)	(4,754,786)

Net increase (decrease)	283,359	$3,433,170	(108,214)	$(1,325,568)

	Year ended 10/31/15		Year ended 10/31/14

Class C	Shares	Amount	Shares	Amount

Shares sold	6,221,011	$75,762,490	3,297,436	$40,293,927

Shares issued in connection with
reinvestment of distributions	643,103	7,704,376	47,345	567,189

	6,864,114	83,466,866	3,344,781	40,861,116

Shares repurchased	(2,458,918)	(29,986,816)	(2,895,365)	(35,335,371)

Net increase	4,405,196	$53,480,050	449,416	$5,525,745

	Year ended 10/31/15		Year ended 10/31/14

Class M	Shares	Amount	Shares	Amount

Shares sold	190,105	$2,330,574	113,895	$1,396,714

Shares issued in connection with
reinvestment of distributions	23,860	287,513	2,463	29,630

	213,965	2,618,087	116,358	1,426,344

Shares repurchased	(52,508)	(641,138)	(72,443)	(886,521)

Net increase	161,457	$1,976,949	43,915	$539,823

	Year ended 10/31/15		Year ended 10/31/14

Class R	Shares	Amount	Shares	Amount

Shares sold	67,626	$831,699	39,691	$488,699

Shares issued in connection with
reinvestment of distributions	8,972	108,378	1,542	18,601

	76,598	940,077	41,233	507,300

Shares repurchased	(96,445)	(1,179,424)	(60,755)	(745,697)

Net decrease	(19,847)	$(239,347)	(19,522)	$(238,397)

Absolute Return 700 Fund 89

	Year ended 10/31/15		Year ended 10/31/14

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	57	698	12	147

	57	698	12	147

Shares repurchased	—	—	—	—

Net increase	57	$698	12	$147

	Year ended 10/31/15		Year ended 10/31/14

Class R6	Shares	Amount	Shares	Amount

Shares sold	221,045	$2,771,512	123,039	$1,536,117

Shares issued in connection with
reinvestment of distributions	34,806	425,333	7,862	95,842

	255,851	3,196,845	130,901	1,631,959

Shares repurchased	(120,331)	(1,507,936)	(139,598)	(1,736,634)

Net increase (decrease)	135,520	$1,688,909	(8,697)	$(104,675)

	Year ended 10/31/15		Year ended 10/31/14

Class Y	Shares	Amount	Shares	Amount

Shares sold	41,212,501	$513,819,058	18,967,042	$236,701,531

Shares issued in connection with
reinvestment of distributions	2,564,915	31,266,314	470,609	5,722,600

	43,777,416	545,085,372	19,437,651	242,424,131

Shares repurchased	(27,560,325)	(343,779,753)	(13,103,798)	(163,096,995)

Net increase	16,217,091	$201,305,619	6,333,853	$79,327,136

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	936	100.0%	11,710

Class R6	938	0.1	11,734

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$—	$74,967,046	$74,967,045	$6,970	$1

Putnam Short Term
Investment Fund*	191,814,213	603,682,877	679,702,124	166,774	115,794,966

Totals	$191,814,213	$678,649,923	$754,669,169	$173,744	$115,794,967

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

90 Absolute Return 700 Fund

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$1,800,000

Purchased TBA commitment option contracts (contract amount)	$17,200,000

Purchased swap option contracts (contract amount)	$196,300,000

Written equity option contracts (contract amount) (Note 3)	$1,600,000

Written TBA commitment option contracts (contract amount) (Note 3)	$29,900,000

Written swap option contracts (contract amount) (Note 3)	$201,200,000

Futures contracts (number of contracts)	5,000

Forward currency contracts (contract amount)	$378,100,000

Centrally cleared interest rate swap contracts (notional)	$724,000,000

OTC total return swap contracts (notional)	$1,977,400,000

OTC credit default contracts (notional)	$167,800,000

Centrally cleared credit default contracts (notional)	$182,900,000

Warrants (number of warrants)	2,900,000

Absolute Return 700 Fund 91

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Credit contracts	appreciation	$14,695,033*	depreciation	$5,027,098

Foreign exchange
contracts	Receivables	1,889,236	Payables	1,109,581

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Equity contracts	appreciation	63,591,420*	depreciation	41,298,458*

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	2,815,461*	depreciation	6,111,311*

Total		$82,991,150		$53,546,448

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives
not accounted
for as hedging				Forward
instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(12,221,884)	$(12,221,884)

Foreign exchange
contracts	—	—	—	11,159,416	—	11,159,416

Equity contracts	(630,666)	(9,652,862)	6,405,947	—	60,998,264	57,120,683

Interest rate
contracts	—	(1,294,153)	13,175,168	—	(9,919,625)	1,961,390

Total	$(630,666)	$(10,947,015)	$19,581,115	$11,159,416	$38,856,755	$58,019,605

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives
not accounted
for as hedging				Forward
instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$13,784,126	$13,784,126

Foreign exchange
contracts	—	—	—	(4,349,479)	—	(4,349,479)

Equity contracts	(1,383,115)	(1,253,885)	(13,311,195)	—	(14,842,123)	(30,790,318)

Interest rate
contracts	—	684,311	2,288,751	—	901,431	3,874,493

Total	$(1,383,115)	$(569,574)	$(11,022,444)	$(4,349,479)	$(156,566)	$(17,481,178)

92 Absolute Return 700 Fund

This page left blank intentionally.

Absolute Return 700 Fund 93

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N. A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Centrally cleared interest rate
swap contracts§	$—	$—	$512,625	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$512,625

OTC Total return swap contracts*#	19,932,073	79,995	—	3,336,064	49,491	3,385,409	1,290,372	—	1,435,572	—	—	—	—	2,830,649	—	32,339,625

OTC Credit default contracts*#	—	—	—	—	136,300	—	111,081	—	—	39,370	—	—	—	—	—	286,751

Centrally cleared credit default contracts§	—	—	474,656	—	—	—	—	—	—	—	—	—	—	—	—	474,656

Futures contracts§	—	—	—	—	—	—	—	—	—	—	1,255,591	—	—	—	—	1,255,591

Forward currency contracts#	159,069	223,947	—	223,767	202,951	127,006	76,118	15,322	407,935	—	—	198,742	135,333	—	119,046	1,889,236

Forward premium swap option contracts#	19,201	—	—	1,323	—	—	—	—	63,684	—	—	—	—	—	—	84,208

Purchased swap options**#	197	—	—	5,054	169,390	—	227,985	—	151,938	—	—	—	—	—	—	554,564

Purchased options**#	—	—	—	3,903,680	—	—	—	—	2,872,845	—	—	—	—	—	—	6,776,525

Total Assets	$20,110,540	$303,942	$987,281	$7,469,888	$558,132	$3,512,415	$1,705,556	$15,322	$4,931,974	$39,370	$1,255,591	$198,742	$135,333	$2,830,649	$119,046	$44,173,781

Liabilities:

Centrally cleared interest rate
swap contracts§	—	—	403,881	—	—	—	—	—	—	—	—	—	—	—	—	403,881

OTC Total return swap contracts*#	19,552,621	41,987	—	5,053,345	6,793	2,144,182	540,509	—	5,369	—	—	—	—	—	—	27,344,806

OTC Credit default contracts*#	11,224	30,397	—	—	3,687,432	—	1,192,838	—	—	105,207	—	—	—	—	—	5,027,098

Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Futures contracts§	—	—	—	—	—	—	—	—	—	—	71,956	—	—	—	—	71,956

Forward currency contracts#	140,012	129,753	—	67,438	55,408	80,845	54,380	39,635	104,787	—	—	117,649	144,802	83,126	91,746	1,109,581

Forward premium swap option contracts#	29,831	—	—	4,133	—	—	—	—	92,242	—	—	—	—	—	—	126,206

Written swap options#	532	—	—	2,972	178,679	—	257,815	—	1,437,000	—	—	—	—	—	—	1,876,998

Written options#	—	—	—	549,949	—	—	—	—	160,464	—	—	—	—	—	—	710,413

Total Liabilities	$19,734,220	$202,137	$403,881	$5,677,837	$3,928,312	$2,225,027	$2,045,542	$39,635	$1,799,862	$105,207	$71,956	$117,649	$144,802	$83,126	$91,746	$36,670,939

Total Financial and Derivative Net Assets	$376,320	$101,805	$583,400	$1,792,051	$(3,370,180)	$1,287,388	$(339,986)	$(24,313)	$3,132,112	$(65,837)	$1,183,635	$81,093	$(9,469)	$2,747,523	$27,300	$7,502,842

Total collateral received (pledged)†##	$376,320	$—	$—	$(6,447,743)	$(3,370,180)	$960,000	$3,889,493	$—	$(4,838,202)	$—	$—	$—	$—	$959,962	$—

Net amount	$—	$101,805	$583,400	$8,239,794	$—	$327,388	$(4,229,479)	$(24,313)	$7,970,314	$(65,837)	$1,183,635	$81,093	$(9,469)	$1,787,561	$27,300

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

94 Absolute Return 700 Fund	Absolute Return 700 Fund 95

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $16,627,128 as a capital gain dividend with respect to the taxable year ended December 31, 2015, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 7.80% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 10.10%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $12,531,722 of distributions paid as qualifying to be taxed as interest-related dividends.

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

96 Absolute Return 700 Fund

About the Trustees

Independent Trustees

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011
Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta
Born 1946, Trustee since 2007
Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill
Born 1942, Trustee since 1985 and Chairman from 2000 to 2011
Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Absolute Return 700 Fund 97

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

98 Absolute Return 700 Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting
2010); Senior Financial Analyst, Old Mutual Asset	and Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Absolute Return 700 Fund 99

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

100 Absolute Return 700 Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Robert J. Darretta	Vice President, Treasurer,
Investment Sub-Manager	Katinka Domotorffy	and Clerk
Putnam Investments Limited	John A. Hill
57–59 St James’s Street	Paul L. Joskow	Janet C. Smith
London, England SW1A 1LD	Kenneth R. Leibler	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Investment Sub-Advisor	George Putnam, III	and Assistant Treasurer
The Putnam Advisory	Robert L. Reynolds
Company, LLC	W. Thomas Stephens	Susan G. Malloy
One Post Office Square		Vice President and
Boston, MA 02109	Officers	Assistant Treasurer
Robert L. Reynolds
Marketing Services	President	James P. Pappas
Putnam Retail Management		Vice President
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	Mark C. Trenchard
	Principal Executive Officer, and	Vice President and
Custodian	Compliance Liaison	BSA Compliance Officer
State Street Bank
and Trust Company	Steven D. Krichmar	Nancy E. Florek
	Vice President and	Vice President, Director of
Legal Counsel	Principal Financial Officer	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Independent Registered	Vice President and
Public Accounting Firm	Chief Legal Officer
PricewaterhouseCoopers LLP

This report is for the information of shareholders of Putnam Absolute Return 700 Fund®. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN107
297701 12/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2015	$135,596	$ —	$15,333	$ —
October 31, 2014	$132,251	$ —	$15,529	$ —

For the fiscal years ended October 31, 2015 and October 31, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $876,320 and $591,703 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2015	$ —	$860,987	$ —	$ —

October 31, 2014	$ —	$576,174	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 29, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 29, 2015